UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number        811-08416

                       Touchstone Variable Series Trust

(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100

                   Cincinnati, Ohio 45202-4203

(Address of principal executive offices) (Zip code)

Jill T. McGruder

303 Broadway, Suite 1100
                   Cincinnati, Ohio 45202-4203

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

December 31, 2019

Annual Report

Touchstone Variable Series Trust
Touchstone Balanced Fund
Touchstone Bond Fund
Touchstone Common Stock Fund
Touchstone Small Company Fund
Touchstone Aggressive ETF Fund
Touchstone Conservative ETF Fund
Touchstone Moderate ETF Fund

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of a Fund’s annual or semi-annual shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and the insurance company will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future Fund shareholder reports in paper free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

This report identifies the Funds’ investments on December 31, 2019. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

2

Letter from the President

Dear Shareholder:

We are pleased to provide you with the Touchstone Variable Series Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the 12 months ended December 31, 2019.

Over the course of 2019, global markets reacted strongly to trade-related rhetoric between the U.S. and China. By year end the U.S.-China trade rhetoric took a more constructive tone, culminating in an announcement of a Phase One Trade Agreement signed in early 2020 coinciding with a reduction in overall tariff levels. Aside from this key geopolitical event, the U.S. economy continued its steady pace, driven by strong employment data and solid consumer spending, offsetting some of the adverse impact from the aforementioned U.S.-China trade dispute on manufacturing and capital spending. Outside the U.S., economic growth in developed markets such as the U.K., European Union and Japan continued their slow pace, all while the central banks of each continued to maintain low-to-zero overnight interest rates. Joining the accommodative monetary policy stance of other developed market central banks, the U.S. Federal Reserve Board (Fed) reversed course from a tightening stance in 2018 to an accommodative one, cutting the overnight fed funds rate three times during the second half of 2019. Against this economic backdrop, U.S. equities recorded their best year since 2013. Outside of the U.S. and developed markets, emerging markets continued to show overall weakness, driven by the U.S.-China trade slowdown and lower-than-expected Indian economic growth.

The S&P 500® Index recorded a significant gain for the year, led by Information Technology stocks. Regardless of style and market capitalization, U.S. equity returns were strong for the calendar year. Nevertheless, U.S. growth stocks continued their dominance over value stocks in 2019, as has been the case through most of the post-Credit Crisis bull market. Despite large caps topping market returns for the year, mid-cap stocks notably held their own in 2019 as well.

Non-U.S. developed equity markets trailed the U.S. in 2019, but still posted solid returns for investors. Developed markets in Western Europe, namely the U.K., Switzerland, France and Germany, were aided by accommodative monetary policy and Brexit certainty following the December re-election of Boris Johnson as U.K. Prime Minister. Similar to the U.S., Information Technology stocks were leading contributors in developed markets along with Financials. In emerging markets, equities posted solid returns, boosted late in the year by the announcement of a U.S.-China trade accord.

Throughout the year, there was a significant flattening of the yield curve across all maturities. The net effect of the Fed’s rate changes pulled short-term rates lower while investor demand for yield pushed down rates on longer maturity bonds. Demand for U.S. Treasuries, and longer maturities in general, was strong given the weaker global economic environment, persistent strength of the U.S. dollar, lower U.S. inflation and relatively high yields in the U.S. compared to many developed sovereign issuers. Despite credit spreads remaining tight for most of the year, investor appetite for yield did not extend to the lowest credit quality buckets (CC-rated and below), which includes many Energy sector issuers. These companies have lagged the market despite stable oil prices due to concerns of recession and rising default rates.

Periods such as these remind us of the importance of the steady hands of financial professionals, trust in one’s investment strategy, and the risks that accompany trying to time the market. Furthermore, we believe that more volatile environments create more opportunity for active managers to add value, especially those that are Distinctively Active with high active share.

We greatly value your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder

President

Touchstone Variable Series Trust

3

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Balanced Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone Balanced Fund seeks to achieve its investment goal of providing investors with capital appreciation and current income by generally investing in a diversified portfolio comprising approximately 60 percent equity securities and 40 percent fixed-income securities.

With respect to equities, the Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion. Equity securities include common stock and preferred stock. With respect to fixed-income, the Fund invests primarily in bonds, including mortgage-related securities, asset-backed securities, government securities (both U.S. government securities and foreign sovereign debt), and corporate debt securities.

Fund Performance

The Touchstone Balanced Fund underperformed the S&P 500® Index, but outperformed Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period ended December 31, 2019. The Fund’s total return was 22.80 percent while the total return of the S&P 500® Index was 31.49 percent and the total return of the Bloomberg Barclays U.S. Aggregate Bond Index was 8.72 percent.

Market Environment

Many asset classes produced some of the largest calendar year returns in recent memory. In a banner year for risk assets, U.S. Treasuries still managed to produce solid gains. This was due to falling interest rates, as uncertainty around trade negotiations with China rattled the U.S. Treasury market, causing the yield curve to invert for most of the year. Later in the period the yield curve twisted back to a steeper shape as tensions eventually cooled and both sides resolved the dispute. Tariffs, concern over global growth, inflation consistently below the U.S. Federal Reserve Board’s (Fed) 2.0 percent target and modest but resilient U.S. growth has kept a cap on interest rates, providing an accommodative environment in terms of easy financial conditions.

Growth in the U.S. continued to show resilience with the economy expanding at near trend pace of about 1.5-2.0 percent. As stimulus from fiscal effects and tax cuts faded, the single most influential factor for maintaining the expansion at that pace was the strength of labor markets and the consumer. The unemployment rate declined throughout the year with recent readings posting 3.5 percent, the lowest since the late 1960s. Negotiations between China and the U.S. were tumultuous with hostile rhetoric and tit-for-tat tariff retaliations causing markets to swing into volatile extremes on a single tweet. Markets remained on edge, uncertain of the policy that would eventually be set and the impact that it would have on business confidence, investment and ultimately the consumer. It wasn’t until the end of the fourth quarter when developments came to light of a potential deal, set to be the first of many and to take place in multiple phases. Tensions had cooled and President Trump announced that the U.S. and China would sign The Phase One Trade Agreement, which meant the pullback of certain tariffs on Chinese goods and implicit agreement to halt any future tariff actions. It was the first sign of conciliation that could bring both sides to the table, thus steadying nerves, restoring business confidence and providing a boost to capital spending. Outside the U.S., most notably in Europe, countries experienced further declines in economic growth. Optimism surrounding future growth prospects showed signs of breaking through, as observed in European sovereign debt yields.

In light of all this, markets have largely priced in positive scenarios of a resolution between the U.S. and China and the potential impact on the global economy. All indicators point to a market reaching for yield in an environment that is producing absolute yields at historically low levels.

4

Management’s Discussion of Fund Performance (Unaudited) (Continued)

U.S. equity markets had their best year since 2013 with the Information Technology sector leading the market higher while the Energy sector detracted the most.

Portfolio Review

The Fund’s equity sleeve performed approximately in-line with its respective benchmark while the fixed income portion of the Fund outperformed the secondary benchmark. Absolute results benefited from the Fund’s slightly above average tilt to the equity sleeve during the year.

Among the sector allocation underweights that contributed to equity allocation performance were the Energy, Utilities, and Consumer Staples sectors. Among the best relative performing sectors in terms of stock selection were Health Care, Information Technology and Consumer Discretionary. Positions in Energy, Materials and Real Estate sectors fared worse than the respective benchmark exposures. Top individual contributors included Apple Inc., Microsoft Corp. (both Information Technology sector) and Facebook Inc. (Communication Services sector). Among individual detractors were The Kraft HeinzCo. (Consumer Staples sector), DuPont de Nemours, Inc. (Materials sector) and Resideo Technologies Inc. (Industrials sector).

The Fund’s strength in the fixed income sleeve had multiple drivers. The active management of interest rates – duration positioning, interest rate management, and treasury inflation protected securities (TIPS) – contributed to performance for the 12-month period. An overweight risk allocation to Investment Grade Credit, Securitized and Emerging Markets Debt was positive as spreads across the sectors tightened materially during 2019. Security selection within Investment Grade Credit was strong throughout the 12-month period. Underweights to defensive, non-cyclical sectors were a positive in the risk-on environment. Electric, banking, and pharmaceuticals were the top contributing corporate industries.

There were no significant changes made to the Fund’s allocation for the year as the Fund maintained a slight overweight to Equities versus Fixed Income. Within Fixed Income, the overall allocation continued to be biased to have a modest overweight to risk with the largest overweight positions to Securitized Assets and Investment Grade Credit. The Fund also maintained a modest allocation to U.S. dollar denominated Emerging Markets debt.

Outlook

We continue to favor equities over fixed income supported by views on valuations and an overweight to risk given the backdrop. Traditional equity valuation measures have adjusted over the recent months and are fair on a historical basis. Relative to U.S. Treasuries, they are cheap. Earnings growth has been strong and valuations have cheapened, providing opportunity for price appreciation. Although fixed income valuations have also adjusted, equity valuations are more compelling.

The Fund maintains a slight overweight to target risk levels. Underlying growth is still near trend. Broad financial conditions have eased and created a tailwind for growth. Recession risk and anticipated default rates remain low, but, in our view, downside risks from trade disputes, policy uncertainty and decelerating global growth have abated. Risks to forecasts are balanced over the medium term, however, current valuations suggest continued caution for risk targets beyond this level.

We believe the greatest opportunities for the Fund will be driven by U.S. economic growth, stable inflation, continued progress on trade negotiations, and accommodative central bank policy both domestically and abroad. The biggest concern for the portfolio would be a backtracking in trade developments as markets have largely priced in a relatively sanguine environment in the near term – modest growth, accommodative financial conditions, low inflation and stable rates. In our view a disruption to this outlook would spill into risk assets causing investors to seek safe haven assets and likely reset growth prospects for 2020.

5

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Balanced Fund, the Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500® Index

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The inception date of the Fund was August 1, 2003.

Notes to Chart

S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

6

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Bond Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal. Under normal circumstances, the Fund invests at least 80 percent of its assets in bonds. Bonds include mortgage-related securities, asset-backed securities, government securities and corporate debt securities. The Fund primarily invests in investment-grade debt securities, but may invest up to 30 percent of total assets in non-investment-grade debt securities rated as low as B by a Nationally Recognized Statistical Rating Organization (“NRSRO”).

Fund Performance

The Touchstone Bond Fund (Class I shares) outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period ended December 31, 2019. The Fund’s total return was 10.46 percent, while the total return of the benchmark was 8.72 percent.

Market Environment

Many asset classes produced some of the largest calendar year returns in recent memory. In a banner year for risk assets, U.S. Treasuries still managed to produce solid gains. This was due to falling interest rates, as uncertainty around trade negotiations with China rattled the U.S. Treasury market, causing the yield curve to invert for most of the year. Later in the period the yield curve twisted back to a steeper shape as tensions eventually cooled and both sides resolved the dispute. Tariffs, concern over global growth, inflation consistently below the U.S. Federal Reserve Board’s (Fed) 2.0 percent target and modest but resilient U.S. growth has kept a cap on interest rates, providing an accommodative environment in terms of easy financial conditions.

Growth in the U.S. continued to show resilience with the economy expanding at near trend pace of about 1.5-2.0 percent. As stimulus from fiscal effects and tax cuts faded, the single most influential factor for maintaining the expansion at that pace was the strength of labor markets and the consumer. The unemployment rate declined throughout the year with recent readings posting 3.5 percent, the lowest since the late 1960s. Negotiations between China and the U.S. were tumultuous with hostile rhetoric and tit-for-tat tariff retaliations causing markets to swing into volatile extremes on a single tweet. Markets remained on edge, uncertain of the policy that would eventually be set and the impact that it would have on business confidence, investment and ultimately the consumer. It wasn’t until the end of the fourth quarter when developments came to light of a potential deal, set to be the first of many and to take place in multiple phases. Tensions had cooled and President Trump announced that the U.S. and China would sign The Phase One Trade Agreement, which meant the pullback of certain tariffs on Chinese goods and implicit agreement to halt any future tariff actions. It was the first sign of conciliation that could bring both sides to the table, thus steadying nerves, restoring business confidence and providing a boost to capital spending. Outside the U.S., most notably in Europe, countries experienced further declines in economic growth. Optimism surrounding future growth prospects showed signs of breaking through, as observed in European sovereign debt yields.

In light of all this, markets have largely priced in positive scenarios of a resolution between the U.S. and China and the potential impact on the global economy. All indicators point to a market reaching for yield in an environment that is producing absolute yields at historically low levels.

Portfolio Review

The active management of interest rates – duration positioning, interest rate management and treasury inflation protected securities (TIPS) – contributed to performance for the 12-month period. An overweight risk allocation

7

Management’s Discussion of Fund Performance (Unaudited) (Continued)

to Investment Grade Credit, Securitized and Emerging Markets Debt was positive as spreads across the sectors tightened materially during 2019.

Security selection within Investment Grade Credit was strong throughout the year. Underweights to defensive, non-cyclical sectors were a positive in the risk-on environment. Electric, banking, and pharmaceuticals were the top contributing corporate industries.

There were no significant changes to positioning over the period. The overall allocation continued to be biased to have a modest overweight to risk with the largest overweight positions to Securitized Assets and Investment Grade Credit. The Fund also maintained a modest allocation to U.S. dollar denominated Emerging Markets debt. We are currently positioning the Fund duration neutral with a bias to be short relative to the benchmark. In terms of the yield curve, we are positioning the Fund with a steepening bias in the near-term.

Outlook

We believe the level of interest rates primarily reflects the changing economic outlook and rate path of the Fed, and also reflects the developments surrounding trade policy, global economic outlook and tighter financial conditions. We believe the risk-reward ratio for both lower and higher rates is currently balanced. Risks to lower interest rates comprise concerns over an escalation of trade conflict with China, slower global growth, tightening financial conditions and a dovish Fed. Risks to higher interest rates include higher than expected growth and an acceleration in inflation.

We believe the greatest opportunities for the Fund will be driven by U.S. economic growth, stable inflation, continued progress on trade negotiations, and accommodative central bank policy both domestically and abroad. The biggest concern for the Fund would be a backtracking in trade developments as markets have largely priced in a relatively sanguine environment in the near term – modest growth, accommodative financial conditions, low inflation and stable rates. A disruption to this outlook would spill into risk assets causing investors to seek safe haven assets and likely reset growth prospects for 2020.

Certain securitized sectors offer attractive risk/reward profiles, particularly within the Asset Backed Securities and Non-Agency Mortgage Backed Securities sectors, for higher quality securities. We are also comfortable with these sectors given they are closely levered to the health of the consumer, which continues to be strong.

The Fund maintains a slight overweight to target risk levels. Underlying growth is still near trend. Broad financial conditions have eased and created a tailwind for growth. We believe recession risk and anticipated default rates remain low, but downside risks from trade disputes, policy uncertainty and decelerating global growth have abated. Risks to forecasts are balanced over the medium term, however, current valuations suggest continued caution for risk targets beyond this level.

We believe the Fund is well positioned based on our top-down management of interest rates, sector allocation and security selection from our credit and structured products teams.

8

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Bond Fund and the Bloomberg Barclays U.S. Aggregate Bond Index

* The chart above represents performance of Class I Shares only, which will vary from the performance of Class SC shares based on the differences in fees paid by shareholders in the different classes. The inception date of Class I Shares and Class SC Shares was August 1, 2003 and July 10, 2019, respectively. Class SC shares performance was calculated using the historical performance of Class I Shares for the periods prior to July 10, 2019. The returns have been restated for fees applicable to Class SC shares.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

Note to Chart

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

9

Management’s Discussion of Fund Performance (Unaudited)

Touchstone Common Stock Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone Common Stock Fund seeks to provide investors with capital appreciation. The Fund seeks to invest at least 80 percent of its assets in large capitalization equity securities. The Fund’s sub-advisor, Fort Washington Investment Advisors, Inc., seeks to invest in companies that are trading below what is believed to be the estimate of the companies’ intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty or a government barrier (e.g. license or subsidy). Fort Washington believes that the strongest barrier to entry is the combination of economies of scale and high customer loyalty.

Fund Performance

The Touchstone Common Stock Fund (Class I Shares) underperformed its benchmark, the S&P 500® Index, for the 12-month period ended December 31, 2019. The Fund’s total return was 28.58 percent while the benchmark’s total return was 31.49 percent.

Market Environment

U.S. equity markets had their best year since 2013 primarily due to accommodative monetary policy from the U.S. Federal Reserve Board (Fed) and optimism late in the year around the Phase One Trade Agreement between the U.S. and China. The Information Technology sector led the market higher while the Energy sector detracted the most in 2019.

Portfolio Review

The sectors which outperformed relative to the benchmark included Communication Services, Health Care, Consumer Discretionary, Materials and Energy. Sectors that lagged relative to the benchmark included Industrials, Real Estate, Consumer Staples, Financials, and Information Technology. Stock selection was the primary driver for the relative underperformance for the year. However, the Fund’s sector allocation decisions contributed positively to relative performance led by underweights to the Health Care and Energy sectors.

The Fund’s top contributors to relative performance were Charter Communications Inc. (Communication Services sector), Facebook Inc. (Communication Services sector), and Novartis AG (Health Care sector). Among the stocks that detracted from relative performance were Berkshire Hathaway Inc. Class B Shares (Financials sector), Simon Property Group Inc. (Real Estate sector), and Baidu Inc. (Communication Services sector).

Outlook

U.S. equity markets ended the year at new highs. After the large run up by domestic equities, it is natural to question whether the market is overvalued at this point. The investment team would characterize the market as around fair value based on the level of profit growth that is currently priced in. Importantly, this does not jettison the possibility for reasonable returns going forward based on U.S. equity market valuations that are not stretched, relatively tame inflation with solid labor supply and productivity, limited credit concerns, healthy market breadth, and likely an accelerating economy in 2020 due to the lag effect of declining interest rates. Moreover, while recent Middle Eastern tensions are an example of risks that could certainly elevate, the team continues to see relatively low near-term recession risk based on the indicators we prioritize.

We believe that, at the end of the fourth quarter of 2019, the Fund remains positioned for a continuation of the later stage bull market. With limited near-term recession risk, in our view, the Fund emphasizes businesses with higher barriers to entry and returns on capital as we move later in the cycle. Stocks that are priced in the

10

Management's Discussion of Fund Performance (Unaudited) (Continued)

Franchise Value layer also continue to be an area where the team is finding attractive opportunities. As of the end of the fourth quarter of 2019, the weighted average excess return on capital of the Fund’s portfolio continues to be around an all-time high level and is considerably above the market average. We believe this positioning is sensible given the limited margin of safety in the equity market.

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Common Stock Fund and the S&P 500® Index

*The chart above represents performance of Class I Shares only, which will vary from the performance of Class SC shares based on the differences in fees paid by shareholders in the different classes. The inception date of Class I Shares and Class SC Shares was November 30, 2000 and July 10, 2019, respectively. Class SC shares performance was calculated using the historical performance of Class I Shares for the periods prior to July 10, 2019. The returns have been restated for fees applicable to Class SC shares.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

Note to Chart

S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.

11

Management's Discussion of Fund Performance (Unaudited)

Touchstone Small Company Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Fund seeks to provide investors with growth of capital by investing primarily in common stocks of small companies that the sub-advisor believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.

Fund Performance

The Touchstone Small Company Fund underperformed its benchmark, the Russell 2000® Index, for the 12-month period ended December 31, 2019. The Fund’s total return was 21.40 percent while the return of the benchmark was 25.52 percent.

Market Environment

The Fund’s benchmark, the Russell 2000® Index, experienced excellent performance for the 2019 calendar year, with the highest return since 2013. This was a strong recovery after the challenging 2018 calendar year decline. We believe there were three factors impacting equity markets throughout 2019 and positive developments on all three fronts were catalysts for strong fourth quarter returns. First, on the tariff and trade war front, the United States and China agreed to a Phase One Trade Agreement, which involved no further tariff increases, a reduction in List 4 tariffs, Chinese purchase of agricultural products, and negotiations around intellectual property protection. Second, on the monetary policy front, the U.S. Federal Reserve Board (Fed) pivoted, with three interest rate reductions totaling 0.75 percent, the final being in October. We believe that the combination of a potential trade deal and monetary stimulus drove optimism for the third factor – corporate earnings and a return to growth in 2020. In particular, this drove a rally in cyclical stocks commencing in September.

At the sector level, Information Technology, Industrials, Health Care and Real Estate sectors led the benchmark. The Energy sector was the only benchmark sector to decline.

Portfolio Review

Among the Fund’s top performing sectors were Industrials, Financials, Communication Services and Consumer Discretionary. The Fund’s bottom performing sectors were Information Technology, Health Care and Consumer Staples. The Fund had little exposure to Energy sector positions, which positively impacted performance as the benchmark sector experienced negative returns for the year.

Among the Fund’s top contributors to relative performance were Top Build Corp and Yeti Holdings Inc. (both Consumer Discretionary sector), and Clean Harbors Inc. (Industrials sector). Top Build, the leading insulation installation services company in the United States, gained market share and significantly expanded profit margins in 2019 to generate significant earnings growth. Yeti, a premium outdoor consumer products company, has built a strong brand identity to drive double digit growth, profit margin expansion, and excellent earnings growth in 2019. Clean Harbors is North America’s leading provider of hazardous waste collection and disposal. Continued broad-based industrial activity in North America in 2019 drove outsized earnings growth for the company.

Among the stocks that underperformed were Carbonite Inc. (Information Technology sector), a software provider; Enersys (Industrials sector), an industrial battery producer; and Adtalem Global Education Inc. (Consumer Discretionary sector), a for-profit education company. Carbonite and Enersys both experienced operating challenges after making large acquisitions. The Fund exited both positions. Adtalem has been investing to drive accelerated enrollment growth, which has depressed short-term profits, but the Fund has maintained the position.

12

Management's Discussion of Fund Performance (Unaudited) (Continued)

At the end of the year, the Fund was overweight to Information Technology, Consumer Discretionary, Industrials, Health Care, and Communication Services. The Fund was underweight to Financials, Real Estate, Energy and Consumer Staples. The Fund had no exposure to the Materials and Utilities sectors.

Outlook

We remain focused on executing our fundamental stock selection and portfolio management process. We believe that stocks experience a four-stage investment cycle and our research process is focused on the dynamics that apply to each stage of the investment cycle. We believe that investment success is driven by the ability to successfully identify a stock’s current stage and the potential for it to transition to a different stage of its investment cycle, thus capturing upside potential and minimizing downside risk.

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Small Company Fund and the Russell 2000® Index

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The inception date of the Fund was November 30, 2000.

Notes to Chart

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The Frank Russell Company (FRC) is the source and owner of the Russell 2000® Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

13

Management's Discussion of Fund Performance (Unaudited)

Touchstone ETF Funds

Sub-Advised by Wilshire Associates Incorporated

Touchstone Aggressive ETF Fund

Touchstone Conservative ETF Fund

Touchstone Moderate ETF Fund

Investment Philosophy

Three funds which invest in Exchanged-Traded Funds (ETFs) are available for investors seeking “lifestyle” products for their annuity holdings. The three strategic options include: the Conservative, Moderate, and Aggressive ETF Funds. The Touchstone Aggressive ETF Fund seeks capital appreciation. The Touchstone Conservative ETF Fund seeks primarily income and secondarily capital appreciation. The Touchstone Moderate ETF Fund seeks primarily capital appreciation and secondarily income. These funds allocate their assets among a diversified portfolio of underlying equity and fixed-income ETFs. These funds’ ETF selections generally do not change dramatically over time. The Touchstone Conservative ETF Fund has a higher bond weighting, while the Touchstone Aggressive ETF Fund has a lower bond weighting.

Fund Performance

The Touchstone Aggressive ETF Fund underperformed its benchmark, the S&P Target Risk® Aggressive Index, for the 12-month period ended December 31, 2019. The Fund’s total return was 22.38 percent while the total return of the benchmark was 22.79 percent. The Touchstone Conservative ETF Fund underperformed its benchmark, the S&P Target Risk® Moderate Index, for the 12-month period ended December 31, 2019. The Fund’s total return was 15.47 percent while the total return of the benchmark was 15.71 percent. The Touchstone Moderate ETF Fund underperformed its benchmark, the S&P Target Risk® Growth Index, for the 12-month period ended December 31, 2019. The Fund’s total return was 18.96 percent while the total return of the benchmark was 19.20 percent.

Market Environment

The U.S. stock market posted large gains in 2019. All eleven of the major sectors exhibited strong, positive performance during the year, with Information Technology and Communication Services leading the group, while the Energy sector trailed. During 2019, large capitalization stocks outperformed their small-cap counterparts while growth stocks continued to outperform value equities.

Equity markets outside of the U.S. produced strong results in 2019, although they generally underperformed the U.S. equity market. News out of Britain was mixed, with notable economic weakness in the manufacturing and services sectors. However, consumer sentiment surveys improved after a fourth quarter election resulted in strong support for a pro-Brexit government. Conditions in Germany were quite similar with signs of economic weakness but improving sentiment. Japan experienced its fourth consecutive quarter of expansion, while also beating forecasts, due mostly to capital expenditures and private consumption. Emerging Markets were up, but trailed developed markets for the year. China benefited from good news on the trade front although the country’s economic growth has cooled to near 30-year lows.

The U.S. Treasury yield curve fell in the short portion of the curve but rose across intermediate and long-term maturities. The U.S. Federal Reserve Board (Fed) decreased rates three times in 2019. The domestic fixed income market displayed positive returns for the year across all major indexes.

14

Management's Discussion of Fund Performance (Unaudited) (Continued)

U.S. and global real estate securities produced strong results for the year. Commodities were up for the one-year period as the price of crude oil rose. Master limited partnership (MLP) returns were down during the fourth quarter but produced positive results for 2019. Finally, gold prices were up for 2019.

Portfolio Review

The strong 2019 equity market rally boosted the returns for the equity allocation for each of the Funds. For the year, the strongest performing stand-alone allocation in each of the three ETF Funds was the allocation to the Vanguard S&P 500 ETF.

During 2019 we made a handful of notable allocation changes. The allocations to iShares Core 1-5 Year USD Bond ETF and iShares Floating Rate Bond ETF were removed in order to increase the fixed income duration across all three ETF Funds. The Funds had been materially underweight duration due to concerns regarding rising interest rates, but the decision by the Fed to begin cutting rates during 2019 reduced duration concerns. Exposure to emerging markets debt was initiated through an allocation to the VanEck Vectors J.P. Morgan EM Local Currency Bond ETF. This change was made due to the relative attractiveness of both local currency and U.S. dollar-denominated emerging markets debt. In our opinion, the U.S. dollar was overvalued compared to many emerging market currencies, plus local currency bonds are also attractive from a credit standpoint.

The impact of asset allocation tilts and structural mismatches versus the prospectus benchmark are estimated to have positively contributed to all three of the ETF Funds’ 2019 relative performance. The mismatch is due to the strategic asset allocation of the Funds, which are relatively lower in proportional exposure to foreign equities that exists in the prospectus benchmark. Although foreign equities performed well in 2019 on an absolute basis, U.S. equities generally outperformed.

Exposure to emerging markets equities was modestly reduced during the year, but remains overweight to our long-term strategic targets. This emerging markets equity exposure was reallocated to foreign, developed market equities. However, versus a year ago, the overall allocation to foreign equities remains unchanged. Within U.S. equities, an overweight to small- and mid-cap equities was implemented due to our belief that lower capitalization equities are relatively more attractive fundamentally and less exposed to trade concerns and shifts in regulatory scrutiny.

Outlook

Although risk assets provide few compelling investment opportunities, the valuation case for domestic value equities, relative to growth equities, is attractive. We believe the case for value equities is driven by a combination of highly attractive relative valuations, lower beta and potential mean reversion. Earnings remain strong for many value sectors, while price-to-earnings expansion in recent years has not kept pace with growth equities.

Foreign equities, relative to domestic equities, remain another area of focus. Reduced trade tensions provide the opportunity for improved global trade activity and positive economic growth in developed and emerging markets.

15

 Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Aggressive ETF Fund and the S&P Target Risk® Aggressive Index

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Conservative ETF Fund and the S&P Target Risk® Moderate Index

16

 Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Moderate ETF Fund and the S&P Target Risk® Growth Index

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The inception date of the Funds was July 16, 2004.

Note to Charts

The S&P Target Risk® Aggressive Index is one of four multi-asset class indices that compose the S&P Target Risk Series. The S&P Target Risk® Aggressive Index emphasizes exposure to equities, maximizing opportunities for long-term capital accumulation. It may include small allocations to fixed income to enhance portfolio efficiency.

The S&P Target Risk® Moderate Index is one of four multi-asset class indices that compose the S&P Target Risk Series. The S&P Target Risk® Moderate Index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities.

The S&P Target Risk® Growth Index is one of four multi-asset class indices that compose the S&P Target Risk Series. The S&P Target Risk® Growth Index increases exposure to equities, while also providing limited fixed income exposure to diversify risk.

17

Tabular Presentation of Portfolios of Investments (Unaudited)

December 31, 2019

The illustrations below provide each Fund’s credit quality and/or sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.

Touchstone Balanced Fund
Credit Quality*	(% of Fixed Income Securities)
AAA/Aaa	65.3%
AA/Aa	3.7
A/A	12.0
BBB/Baa	19.0
100.0%

Sector Allocation**	(% of Net Assets)
Common Stocks
Communication Services	12.9%
Information Technology	12.3
Financials	11.0
Health Care	7.2
Consumer Discretionary	7.1
Industrials	4.8
Real Estate	2.9
Energy	2.2
Consumer Staples	1.9
Materials	0.6
U.S. Treasury Obligations	16.3
Corporate Bonds	12.4
U.S. Government Mortgage-Backed Obligations	6.3
Exchange-Traded Fund	1.8
Sovereign Bonds	0.1
Short-Term Investment Fund	0.3
Other Assets/Liabilities (Net)	(0.1)
Total	100.0%

Touchstone Bond Fund
Credit Quality*	(% of Investment Securities)
AAA/Aaa	47.7%
AA/Aa	7.6
A/A	13.3
BBB/Baa	23.5
CCC	0.1
Not Rated	7.4
Cash Equivalents	0.4
Total	100.0%

Touchstone Common Stock Fund
Sector Allocation**	(% of Net Assets)
Communication Services	21.4%
Information Technology	19.7
Financials	17.6
Health Care	11.4
Consumer Discretionary	10.2
Industrials	7.6
Real Estate	4.4
Energy	3.7
Consumer Staples	2.7
Materials	1.0
Short-Term Investment Fund	0.4
Other Assets/Liabilities (Net)	(0.1)
Total	100.0%

*	Credit quality ratings are from Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.

**	Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

18

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Small Company Fund
Sector Allocation*	(% of Net Assets)
Information Technology	20.8%
Health Care	20.3
Industrials	19.9
Consumer Discretionary	16.1
Financials	8.9
Communication Services	3.8
Consumer Staples	2.3
Energy	1.2
Real Estate	1.2
Short-Term Investment Fund	5.6
Other Assets/Liabilities (Net)	(0.1)
Total	100.0%

Touchstone Conservative ETF Fund
Sector Allocation	(% of Net Assets)
Exchange-Traded Funds
Fixed Income Funds	57.2%
Equity Funds	41.5
Short-Term Investment Fund	1.7
Other Assets/Liabilities (Net)	(0.4)
Total	100.0%

Touchstone Aggressive ETF Fund
Sector Allocation	(% of Net Assets)
Exchange-Traded Funds
Equity Funds	80.8%
Fixed Income Funds	16.6
Short-Term Investment Fund	3.0
Other Assets/Liabilities (Net)	(0.4)
Total	100.0%

Touchstone Moderate ETF Fund
Sector Allocation	(% of Net Assets)
Exchange-Traded Funds
Equity Funds	61.1%
Fixed Income Funds	36.4
Short-Term Investment Funds	2.9
Other Assets/Liabilities (Net)	(0.4)
Total	100.0%

*	Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

19

Portfolio of Investments

Touchstone Balanced Fund – December 31, 2019

		Market
Shares		Value

	Common Stocks — 62.9%

	Communication Services — 12.9%
458	Alphabet, Inc. - Class C*	$612,355
4,776	AT&T, Inc.	186,646
357	Charter Communications, Inc. - Class A*	173,174
6,110	Comcast Corp. - Class A	274,767
2,486	Facebook, Inc. - Class A*	510,252
3,262	Fox Corp. - Class A	120,922
398	Netflix, Inc.*	128,781
1,885	Walt Disney Co. (The)	272,628
		2,279,525

	Information Technology — 12.3%
2,025	Apple, Inc.	594,641
3,214	Avnet, Inc.	136,402
1,250	International Business Machines Corp.	167,550
4,162	Microsoft Corp.	656,347
4,802	Oracle Corp.	254,410
2,151	salesforce.com, Inc.*	349,839
		2,159,189

	Financials — 11.0%
8,450	Bank of America Corp.	297,609
4,734	Berkshire Hathaway, Inc. - Class B*	1,072,251
1,868	Brookfield Asset Management, Inc. (Canada) - Class A	107,970
1,128	Goldman Sachs Group, Inc. (The)	259,361
1,435	Signature Bank/NewYork NY	196,035
		1,933,226

	Health Care — 7.2%
1,462	AmerisourceBergen Corp.	124,299
623	Biogen, Inc.*	184,863
3,773	Bristol-Myers Squibb Co.	242,189
2,248	Johnson & Johnson	327,916
1,554	Novartis AG (Switzerland) ADR	147,148
845	UnitedHealth Group, Inc.	248,413
		1,274,828

	Consumer Discretionary — 7.1%
751	Alibaba Group Holding Ltd. (China) ADR*	159,287
347	Amazon.com, Inc.*	641,201
2,896	Carnival Corp.	147,204
4,760	JD.com, Inc. (China) ADR*	167,695
2,965	Yum China Holdings, Inc. (China)	142,350
		1,257,737

	Industrials — 4.8%
899	Deere & Co.	155,761
5,086	General Electric Co.	56,760
709	Hubbell, Inc.	104,804
1,210	Union Pacific Corp.	218,756
2,069	United Technologies Corp.	309,853
		845,934

	Real Estate — 2.9%
1,571	Jones Lang LaSalle, Inc. REIT	273,495
1,574	Simon Property Group, Inc. REIT	234,463
		507,958

	Energy — 2.2%
2,491	Exxon Mobil Corp.	173,822
3,229	Halliburton Co.	79,014
3,317	Schlumberger Ltd.	133,343
		386,179

	Consumer Staples — 1.9%
2,761	Monster Beverage Corp.*	175,462
2,613	Unilever NV (United Kingdom)	150,143
		325,605

	Materials — 0.6%
1,752	DuPont de Nemours, Inc.	112,478
	Total Common Stocks	$11,082,659

Principal
Amount

	U.S. Treasury Obligations — 16.3%
$100,000	U.S. Treasury Bond, 2.250%, 8/15/49	97,281
1,220,000	U.S. Treasury Note, 1.500%, 10/31/24	1,209,849
825,000	U.S. Treasury Note, 1.500%, 11/30/24	818,329
485,000	U.S. Treasury Note, 1.750%, 11/15/29	478,066
265,000	U.S. Treasury Note, 2.500%, 5/31/20	265,910
	Total U.S. Treasury Obligations	$2,869,435

	Corporate Bonds — 12.4%

	Financials — 3.1%
15,000	Allstate Corp. (The), Ser B, 5.750%, 8/15/53	16,126
24,000	American Express Co., 3.000%, 10/30/24	24,814
50,000	Bank of America Corp. MTN, 4.000%, 1/22/25	53,335
24,000	Bank of Montreal (Canada), 3.803%, 12/15/32	25,031
24,000	Bank of New York Mellon Corp. (The) MTN, 2.950%, 1/29/23	24,648
18,000	Citigroup, Inc., 3.200%, 10/21/26	18,677
11,000	Citigroup, Inc., 4.750%, 5/18/46	13,157
22,000	Corestates Capital III, 144a, (3M LIBOR +0.570%), 2.480%, 2/15/27(A)	20,735
18,000	Fifth Third Bancorp, 2.875%, 7/27/20	18,075
32,000	Goldman Sachs Group, Inc. (The), 3.691%, 6/5/28	34,048
20,000	Goldman Sachs Group, Inc. (The), (3M LIBOR +1.000%), 2.936%, 7/24/23(A)	20,194
32,000	Huntington Bancshares, Inc./OH, 4.000%, 5/15/25	34,581
15,000	JPMorgan Chase & Co., 3.250%, 9/23/22	15,520

20

Touchstone Balanced Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 12.4% (Continued)

	Financials — (Continued)
$10,000	JPMorgan Chase & Co., (3M LIBOR +0.730%), 2.664%, 4/23/24(A)	$10,027
25,000	JPMorgan Chase & Co., 3.509%, 1/23/29	26,573
25,000	Morgan Stanley, 3.950%, 4/23/27	26,823
25,000	New York Life Global Funding, 144a, 3.000%, 1/10/28	25,918
18,000	Northwestern Mutual Life Insurance Co. (The), 144a, 3.850%, 9/30/47	18,973
21,000	PNC Capital Trust C, (3M LIBOR +0.570%), 2.477%, 6/1/28(A)	19,740
34,000	Truist Bank, Ser A, (3M LIBOR +0.670%), 2.580%, 5/15/27(A)	31,960
22,000	Truist Financial Corp. MTN, 2.850%, 10/26/24	22,731
17,000	Visa, Inc., 4.150%, 12/14/35	20,053
30,000	Wells Fargo & Co., 4.125%, 8/15/23	31,855
		553,594

	Information Technology — 1.4%
75,000	Apple, Inc., 2.750%, 1/13/25	77,501
24,000	Apple, Inc., 4.650%, 2/23/46	30,114
22,000	Broadcom, Inc., 144a, 3.125%, 4/15/21	22,267
18,000	Fiserv, Inc., 3.500%, 7/1/29	18,919
23,000	Global Payments, Inc., 2.650%, 2/15/25	23,105
14,000	Micron Technology, Inc., 4.640%, 2/6/24	15,194
11,000	Microsoft Corp., 3.500%, 2/12/35	12,121
20,000	NXP BV / NXP Funding LLC (Netherlands), 144a, 5.350%, 3/1/26	22,588
20,000	Oracle Corp., 2.650%, 7/15/26	20,460
		242,269

	Health Care — 1.4%
7,000	Abbott Laboratories, 3.750%, 11/30/26	7,649
20,000	AbbVie, Inc., 4.450%, 5/14/46	21,422
15,000	Allergan Funding SCS, 3.800%, 3/15/25	15,764
18,000	Allergan Sales LLC, 144a, 5.000%, 12/15/21	18,827
17,000	Bristol-Myers Squibb Co., 144a, 5.000%, 8/15/45	21,807
16,000	Cigna Corp., 4.375%, 10/15/28	17,726
17,000	Cigna Corp., 144a, 3.300%, 2/25/21	17,217
12,000	CommonSpirit Health, 4.187%, 10/1/49	11,998
23,000	CVS Health Corp., 4.300%, 3/25/28	25,126
13,000	CVS Health Corp., 5.125%, 7/20/45	15,422
18,000	DH Europe Finance II Sarl (Luxembourg), 3.250%, 11/15/39	18,155
30,000	Johnson & Johnson, 2.900%, 1/15/28	31,320
16,000	UnitedHealth Group, Inc., 3.500%, 8/15/39	16,803
		239,236

	Energy — 1.3%
23,000	Boardwalk Pipelines LP, 4.450%, 7/15/27	23,846
14,000	Canadian Natural Resources Ltd. (Canada), 6.250%, 3/15/38	18,218
14,000	Cenovus Energy, Inc. (Canada), 5.250%, 6/15/37	15,517
16,000	Columbia Pipeline Group, Inc., 4.500%, 6/1/25	17,556
18,000	Diamondback Energy, Inc., 2.875%, 12/1/24	18,210
21,000	Energy Transfer Partners LP, 4.950%, 6/15/28	23,012
18,000	MPLX LP, (3M LIBOR +1.100%), 2.985%, 9/9/22(A)	18,072
20,000	NGPL PipeCo LLC, 144a, 7.768%, 12/15/37	25,824
17,000	Petroleos Mexicanos (Mexico), 4.500%, 1/23/26	16,929
12,000	Petroleos Mexicanos (Mexico), 144a, 6.840%, 1/23/30	12,796
20,000	Sabine Pass Liquefaction LLC, 5.000%, 3/15/27	22,016
20,000	Shell International Finance BV (Netherlands), 1.875%, 5/10/21	20,023
		232,019

	Communication Services — 0.9%
10,000	AT&T, Inc., 4.500%, 5/15/35	11,143
24,000	Booking Holdings, Inc., 3.600%, 6/1/26	25,622
16,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/45	19,836
14,000	Comcast Corp., 4.000%, 3/1/48	15,542
15,000	Comcast Corp., 4.150%, 10/15/28	16,895
14,000	Cox Communications, Inc., 144a, 3.350%, 9/15/26	14,450
8,000	Deutsche Telekom International Finance BV (Netherlands), 8.750%, 6/15/30	11,786
25,000	Verizon Communications, Inc., 5.012%, 4/15/49	32,053
18,000	Walt Disney Co.(The), 1.750%, 8/30/24	17,863
		165,190

	Real Estate — 0.9%
24,000	Boston Properties LP REIT, 3.200%, 1/15/25	24,914
23,000	Crown Castle International Corp. REIT, 3.650%, 9/1/27	24,341
14,000	Equinix, Inc. REIT, 2.900%, 11/18/26	14,025
15,000	Mid-America Apartments LP REIT, 3.750%, 6/15/24	15,823
17,000	Sabra Health Care LP REIT, 5.125%, 8/15/26	18,309

21

Touchstone Balanced Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 12.4% (Continued)

	Real Estate — (Continued)
$25,000	SBA Tower Trust REIT, 144a, 2.836%, 1/15/25	$25,255
17,000	VEREIT Operating Partnership LP REIT, 4.600%, 2/6/24	18,368
16,000	Welltower, Inc. REIT, 4.250%, 4/1/26	17,423
		158,458

	Consumer Staples — 0.9%
28,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 2/1/46	33,211
19,000	Kraft Heinz Foods Co., 6.875%, 1/26/39	23,739
16,000	Kroger Co. (The), 5.000%, 4/15/42	17,822
22,000	Mars, Inc., 144a, 3.875%, 4/1/39	24,327
25,000	Mondelez International, Inc., 3.625%, 5/7/23	26,214
6,000	Moody’s Corp., 2.750%, 12/15/21	6,093
20,000	Reynolds American, Inc., 4.450%, 6/12/25	21,538
		152,944

	Utilities — 0.9%
14,000	American Water Capital Corp., 6.593%, 10/15/37	19,766
15,000	Duke Energy Progress LLC, 4.150%, 12/1/44	16,959
13,000	Edison International, 4.125%, 3/15/28	13,340
11,000	Fortis, Inc. (Canada), 3.055%, 10/4/26	11,236
16,000	Oncor Electric Delivery Co. LLC, 3.800%, 9/30/47	17,662
27,000	PacifiCorp., 5.750%, 4/1/37	35,731
13,000	Virginia Electric & Power Co., 3.300%, 12/1/49	13,126
25,000	WEC Energy Group, Inc., (3M LIBOR +2.113%), 4.022%, 5/15/67(A)	23,283
		151,103

	Industrials — 0.8%
25,000	Burlington Northern Santa Fe LLC, 5.750%, 5/1/40	33,756
23,000	Eagle Materials, Inc., 4.500%, 8/1/26	23,880
12,000	Embraer Netherlands Finance BV (Netherlands), 5.050%, 6/15/25	13,155
7,000	Embraer Netherlands Finance BV (Netherlands), 5.400%, 2/1/27	7,879
21,000	FedEx Corp., 5.100%, 1/15/44	23,049
12,000	General Electric Co., 4.125%, 10/9/42	12,380
14,000	Norfolk Southern Corp., 4.837%, 10/1/41	16,591
16,000	Republic Services, Inc., 2.500%, 8/15/24	16,183
		146,873

	Consumer Discretionary — 0.7%
20,000	AutoNation, Inc., 5.500%, 2/1/20	20,051
8,000	Ford Motor Credit Co. LLC, 4.542%, 8/1/26	8,186
10,000	Ford Motor Credit Co. LLC, 5.584%, 3/18/24	10,825
12,000	General Motors Financial Co., Inc., 3.950%, 4/13/24	12,545
20,000	Home Depot, Inc. (The), 5.950%, 4/1/41	28,261
18,000	Marriott International, Inc., 2.125%, 10/3/22	18,035
22,000	Walmart, Inc., 2.850%, 7/8/24	22,826
		120,729

	Materials — 0.1%
19,000	Sherwin-Williams Co. (The), 4.500%, 6/1/47	21,597
	Total Corporate Bonds	$2,184,012

	U.S. Government Mortgage-Backed Obligations — 6.3%
227,741	FHLMC, Pool #G05624, 4.500%, 9/1/39	247,392
160,793	FHLMC, Pool #Q29260, 4.000%, 10/1/44	170,485
89,705	FNMA, Pool #725423, 5.500%, 5/1/34	100,966
85,235	FNMA, Pool #725610, 5.500%, 7/1/34	95,794
22,172	FNMA, Pool #890310, 4.500%, 12/1/40	24,071
89,251	FNMA, Pool #AD9193, 5.000%, 9/1/40	98,425
347,986	FNMA, Pool #AL5718, 3.500%, 9/1/44	368,161
	Total U.S. Government Mortgage-Backed Obligations	$1,105,294

Shares

	Exchange-Traded Fund — 1.8%
2,738	iShares JP Morgan USD Emerging Markets Bond ETF	$313,665

Principal
Amount

	Sovereign Bonds — 0.1%
$22,000	Province of Ontario Canada, 1.875%, 5/21/20	$22,001

Shares

Short-Term Investment Fund — 0.3%
62,320	Dreyfus Government Cash Management, Institutional Shares, 1.51%∞Ω	$62,320

22

Touchstone Balanced Fund (Continued)

Market
Value
Total Investment Securities — 100.1%
(Cost $14,440,956)	$17,639,386

Liabilities in Excess of Other Assets — (0.1)%	(11,016)
Net Assets — 100.0%	$17,628,370

(A)	Variable rate security - Rate reflected is the rate in effect as of December 31, 2019.
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of December 31, 2019.

Portfolio Abbreviations:

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

MTN - Medium Term Note

REIT - Real Estate Investment Trust

USD - United States Dollar

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, these securities were valued at $270,984 or 1.5% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$11,082,659	$—	$—	$11,082,659
U.S. Treasury Obligations	—	2,869,435	—	2,869,435
Corporate Bonds	—	2,184,012	—	2,184,012
U.S. Government Mortgage-Backed Obligations	—	1,105,294	—	1,105,294
Exchange-Traded Fund	313,665	—	—	313,665
Sovereign Bonds	—	22,001	—	22,001
Short-Term Investment Fund	62,320	—	—	62,320
Total	$11,458,644	$6,180,742	$—	$17,639,386
See accompanying Notes to Financial Statements.

23

Portfolio of Investments

Touchstone Bond Fund – December 31, 2019

Principal		Market
Amount		Value

	Corporate Bonds — 33.6%

	Financials — 9.2%
$196,000	Allstate Corp. (The), Ser B, 5.750%, 8/15/53	$210,714
342,000	American Express Co., 3.000%, 10/30/24	353,601
244,000	Bank of America Corp., 3.705%, 4/24/28	260,898
390,000	Bank of America Corp. MTN, 4.000%, 1/22/25	416,012
326,000	Bank of Montreal (Canada), 3.803%, 12/15/32	340,002
336,000	Bank of New York Mellon Corp. (The) MTN, 2.950%, 1/29/23	345,074
230,000	Bank of Nova Scotia (The), (Canada), (3M LIBOR +0.620%), 2.523%, 9/19/22(A)	231,791
316,000	Barclays PLC (United Kingdom), 4.610%, 2/15/23	330,063
219,000	Citigroup, Inc., 3.200%, 10/21/26	227,232
320,000	Citigroup, Inc., (3M LIBOR +1.430%), 3.337%, 9/1/23(A)	326,792
138,000	Citigroup, Inc., 4.750%, 5/18/46	165,066
338,000	Corestates Capital III, 144a, (3M LIBOR +0.570%), 2.480%, 2/15/27(A)	318,565
317,000	Fifth Third Bancorp, 2.875%, 7/27/20	318,318
171,000	GE Capital International Funding Co. Unlimited Co. (Ireland), 4.418%, 11/15/35	182,925
398,000	Goldman Sachs Group, Inc. (The), (3M LIBOR +1.000%), 2.936%, 7/24/23(A)	401,853
177,000	Goldman Sachs Group, Inc. (The), 3.691%, 6/5/28	188,325
262,000	Goldman Sachs Group, Inc. (The), 5.250%, 7/27/21	274,948
200,000	HSBC Holdings PLC (United Kingdom), 3.900%, 5/25/26	213,345
421,000	Huntington Bancshares, Inc./OH, 4.000%, 5/15/25	454,958
250,000	JPMorgan Chase & Co., (3M LIBOR +0.730%), 2.664%, 4/23/24(A)	250,674
219,000	JPMorgan Chase & Co., 3.250%, 9/23/22	226,587
327,000	JPMorgan Chase & Co., 3.509%, 1/23/29	347,573
334,000	Lloyds Banking Group PLC (United Kingdom), 3.574%, 11/7/28	348,992
303,000	Morgan Stanley, 3.950%, 4/23/27	325,091
369,000	New York Life Global Funding, 144a, 3.000%, 1/10/28	382,543
235,000	Northwestern Mutual Life Insurance Co. (The), 144a, 3.850%, 9/30/47	247,705
279,000	PNC Capital Trust C, (3M LIBOR +0.570%), 2.477%, 6/1/28(A)	262,264
491,000	Truist Bank, Ser A, (3M LIBOR +0.670%), 2.580%, 5/15/27(A)	461,540
210,000	Truist Financial Corp. MTN, 2.850%, 10/26/24	216,975
214,000	Visa, Inc., 4.150%, 12/14/35	252,433
73,000	Wells Fargo & Co., 4.125%, 8/15/23	77,514
		8,960,373

	Energy — 3.5%
357,000	Boardwalk Pipelines LP, 4.450%, 7/15/27	370,136
221,000	Canadian Natural Resources Ltd. (Canada), 6.250%, 3/15/38	287,590
202,000	Cenovus Energy, Inc. (Canada), 5.250%, 6/15/37	223,894
297,000	Cheniere Corpus Christi Holdings LLC, 7.000%, 6/30/24	342,260
251,000	Columbia Pipeline Group, Inc., 4.500%, 6/1/25	275,410
286,000	Diamondback Energy, Inc., 2.875%, 12/1/24	289,340
328,000	Energy Transfer Partners LP, 4.950%, 6/15/28	359,427
302,000	MPLX LP, (3M LIBOR +1.100%), 2.985%, 9/9/22(A)	303,207
116,000	NGPL PipeCo LLC, 144a, 7.768%, 12/15/37	149,777
221,000	Petroleos Mexicanos (Mexico), 4.500%, 1/23/26	220,072
168,000	Petroleos Mexicanos (Mexico), 144a, 6.840%, 1/23/30	179,145
376,000	Shell International Finance BV (Netherlands), 1.875%, 5/10/21	376,440
		3,376,698

	Health Care — 3.4%
58,000	Abbott Laboratories, 3.750%, 11/30/26	63,374
276,000	AbbVie, Inc., 4.450%, 5/14/46	295,620
163,000	Allergan Funding SCS, 3.800%, 3/15/25	171,298
289,000	Allergan Sales LLC, 144a, 5.000%, 12/15/21	302,274
223,000	Bristol-Myers Squibb Co., 144a, 5.000%, 8/15/45	286,061
249,000	Cigna Corp., 4.375%, 10/15/28	275,864
296,000	Cigna Corp., 144a, 3.300%, 2/25/21	299,785
192,000	CommonSpirit Health, 4.187%, 10/1/49	191,966
185,000	CommonSpirit Health, 4.200%, 8/1/23	195,437
320,000	CVS Health Corp., 4.300%, 3/25/28	349,581
191,000	CVS Health Corp., 5.125%, 7/20/45	226,586
285,000	DH Europe Finance II Sarl (Luxembourg), 3.250%, 11/15/39	287,460
39,000	Medtronic Global Holdings SCA (Luxembourg), 3.350%, 4/1/27	41,607
304,000	UnitedHealth Group, Inc., 3.500%, 8/15/39	319,258
		3,306,171

24

Touchstone Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 33.6% (Continued)

	Consumer Staples — 3.2%
$427,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 2/1/46	$506,474
311,000	Grupo Bimbo SAB de CV (Mexico), 144a, 4.500%, 1/25/22	323,304
422,000	Imperial Brands Finance PLC (United Kingdom), 144a, 4.250%, 7/21/25	445,375
296,000	Kraft Heinz Foods Co., 6.875%, 1/26/39	369,834
213,000	Kroger Co. (The), 5.000%, 4/15/42	237,250
327,000	Mars, Inc., 144a, 3.875%, 4/1/39	361,594
400,000	Mondelez International Holdings Netherlands BV (Netherlands), 144a, 2.125%, 9/19/22	400,086
155,000	Moody’s Corp., 2.750%, 12/15/21	157,400
286,000	Reynolds American, Inc., 4.450%, 6/12/25	307,989
		3,109,306

	Industrials — 2.7%
265,000	Burlington Northern Santa Fe LLC, 5.750%, 5/1/40	357,810
330,000	CRH America Finance, Inc., 144a, 4.500%, 4/4/48	360,325
400,000	Eagle Materials, Inc., 4.500%, 8/1/26	415,307
138,000	Embraer Netherlands Finance BV (Netherlands), 5.050%, 6/15/25	151,284
140,000	Embraer Netherlands Finance BV (Netherlands), 5.400%, 2/1/27	157,571
331,000	FedEx Corp., 5.100%, 1/15/44	363,298
186,000	Norfolk Southern Corp., 4.837%, 10/1/41	220,429
295,000	Republic Services, Inc., 2.500%, 8/15/24	298,378
1,880	United Airlines 2014-2 Class B Pass Through Trust, 4.625%, 9/3/22	1,938
238,000	Vulcan Materials Co., 4.500%, 4/1/25	256,515
		2,582,855

	Information Technology — 2.7%
335,000	Apple, Inc., 2.750%, 1/13/25	346,171
228,000	Apple, Inc., 4.650%, 2/23/46	286,084
365,000	Broadcom, Inc., 144a, 3.125%, 4/15/21	369,431
282,000	Fiserv, Inc., 3.500%, 7/1/29	296,404
350,000	Global Payments, Inc., 2.650%, 2/15/25	351,593
210,000	Micron Technology, Inc., 4.640%, 2/6/24	227,911
144,000	Microsoft Corp., 3.500%, 2/12/35	158,670
319,000	NXP BV / NXP Funding LLC (Netherlands), 144a, 5.350%, 3/1/26	360,286
170,000	Oracle Corp., 2.650%, 7/15/26	173,907
		2,570,457

	Communication Services — 2.5%
232,000	AT&T, Inc., 4.500%, 5/15/35	258,524
192,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/45	238,027
203,000	Comcast Corp., 4.000%, 3/1/48	225,363
248,000	Comcast Corp., 4.150%, 10/15/28	279,333
222,000	Cox Communications, Inc., 144a, 3.350%, 9/15/26	229,131
121,000	Deutsche Telekom International Finance BV (Netherlands), 8.750%, 6/15/30	178,258
214,000	Tencent Holdings Ltd. (China), 144a, 3.975%, 4/11/29	231,111
410,000	Verizon Communications, Inc., 5.012%, 4/15/49	525,667
290,000	Walt Disney Co.(The), 1.750%, 8/30/24	287,799
		2,453,213

	Real Estate — 2.4%
320,000	Boston Properties LP REIT, 3.200%, 1/15/25	332,189
351,000	Crown Castle International Corp. REIT, 3.650%, 9/1/27	371,469
230,000	Equinix, Inc. REIT, 2.900%, 11/18/26	230,403
181,000	Mid-America Apartments LP REIT, 3.750%, 6/15/24	190,933
282,000	Sabra Health Care LP REIT, 5.125%, 8/15/26	303,721
310,000	SBA Tower Trust REIT, 144a, 2.836%, 1/15/25	313,160
244,000	VEREIT Operating Partnership LP REIT, 4.600%, 2/6/24	263,639
270,000	Welltower, Inc. REIT, 4.250%, 4/1/26	294,018
		2,299,532

	Utilities — 2.0%
213,000	American Water Capital Corp., 6.593%, 10/15/37	300,725
123,000	DTE Energy Co., Series D, 3.700%, 8/1/23	128,410
91,000	Duke Energy Progress LLC, 4.150%, 12/1/44	102,882
202,000	Edison International, 4.125%, 3/15/28	207,276
218,000	Electricite de France SA (France), 144a, 4.500%, 9/21/28	242,493
85,000	Fortis, Inc. (Canada), 3.055%, 10/4/26	86,821
234,000	Oncor Electric Delivery Co. LLC, 3.800%, 9/30/47	258,314
124,000	PacifiCorp., 5.750%, 4/1/37	164,097
198,000	Virginia Electric & Power Co., 3.300%, 12/1/49	199,925
309,000	WEC Energy Group, Inc., (3M LIBOR +2.113%), 4.022%, 5/15/67(A)	287,780
		1,978,723

25

Touchstone Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 33.6% (Continued)

	Consumer Discretionary — 1.6%
$230,000	AutoNation, Inc., 5.500%, 2/1/20	$230,586
138,000	Ford Motor Credit Co. LLC, 4.542%, 8/1/26	141,217
156,000	Ford Motor Credit Co. LLC, 5.584%, 3/18/24	168,876
90,000	General Motors Financial Co., Inc., 3.950%, 4/13/24	94,091
221,000	Home Depot, Inc. (The), 5.950%, 4/1/41	312,281
292,000	Marriott International, Inc., 2.125%, 10/3/22	292,561
324,000	Walmart, Inc., 2.850%, 7/8/24	336,165
		1,575,777

	Materials — 0.4%
83,000	Braskem America Finance Co., 144a, 7.125%, 7/22/41	95,035
293,000	Sherwin-Williams Co. (The), 4.500%, 6/1/47	333,048
		428,083
	Total Corporate Bonds	$32,641,188

	U.S. Treasury Obligations — 24.0%
1,235,000	U.S. Treasury Bond, 2.250%, 8/15/49	1,201,423
10,160,000	U.S. Treasury Note, 1.500%, 10/31/24	10,075,466
3,115,000	U.S. Treasury Note, 1.500%, 11/30/24	3,089,812
9,160,000	U.S. Treasury Note, 1.750%, 11/15/29	9,029,041
	Total U.S. Treasury Obligations	$23,395,742

	U.S. Government Mortgage-Backed Obligations — 14.2%
101,985	FHLMC, Pool #A95946, 4.000%, 1/1/41	109,441
76,691	FHLMC, Pool #A96485, 4.500%, 1/1/41	83,338
17,854	FHLMC, Pool #G03217, 5.500%, 9/1/37	19,422
11,602	FHLMC, Pool #G03781, 6.000%, 1/1/38	13,290
427,014	FHLMC, Pool #G05624, 4.500%, 9/1/39	463,860
49,797	FHLMC, Pool #J27931, 3.500%, 4/1/29	51,962
586,170	FHLMC, Pool #Q29056, 4.000%, 10/1/44	621,507
263,522	FHLMC, Pool #Q29260, 4.000%, 10/1/44	279,406
258,354	FHLMC, Pool #Q51274, 4.000%, 10/1/47	271,706
5,228	FNMA, Pool #561741, 7.500%, 1/1/31	5,908
337,574	FNMA, Pool #725423, 5.500%, 5/1/34	379,952
315,684	FNMA, Pool #725610, 5.500%, 7/1/34	354,794
7,598	FNMA, Pool #889734, 5.500%, 6/1/37	8,534
8,318	FNMA, Pool #984256, 5.000%, 6/1/23	8,650
6,735	FNMA, Pool #995472, 5.000%, 11/1/23	6,999
52,483	FNMA, Pool #AB1149, 5.000%, 6/1/40	57,873
53,583	FNMA, Pool #AB1800, 4.000%, 11/1/40	57,478
88,183	FNMA, Pool #AD3795, 4.500%, 4/1/40	95,763
122,629	FNMA, Pool #AD9150, 5.000%, 8/1/40	135,270
297,505	FNMA, Pool #AD9193, 5.000%, 9/1/40	328,084
168,170	FNMA, Pool #AE0548, 4.500%, 11/1/40	182,591
131,615	FNMA, Pool #AE4429, 4.000%, 10/1/40	141,115
8,830	FNMA, Pool #AH2666, 4.000%, 1/1/26	9,208
15,259	FNMA, Pool #AH3493, 4.000%, 2/1/26	15,958
217,097	FNMA, Pool #AJ5457, 4.000%, 11/1/41	232,833
209,803	FNMA, Pool #AL0054, 4.500%, 2/1/41	227,795
31,452	FNMA, Pool #AL2663, 4.000%, 1/1/26	32,808
431,087	FNMA, Pool #AL5718, 3.500%, 9/1/44	456,080
678,177	FNMA, Pool #AL9409, 3.500%, 11/1/31	705,301
440,641	FNMA, Pool #AR9195, 3.000%, 3/1/43	453,910
554,030	FNMA, Pool #AS4707, 3.500%, 4/1/45	584,587
659,781	FNMA, Pool #AS7234, 3.000%, 5/1/46	675,726
205,420	FNMA, Pool #AS7813, 4.000%, 8/1/46	217,205
301,373	FNMA, Pool #AS8552, 3.000%, 12/1/36	309,397
1,107,391	FNMA, Pool #AS8703, 2.500%, 2/1/32	1,123,640
503,734	FNMA, Pool #AS8855, 3.500%, 2/1/37	524,349
486,830	FNMA, Pool #AT2016, 3.000%, 4/1/43	501,405
175,415	FNMA, Pool #AZ7347, 3.000%, 11/1/45	179,647
576,031	FNMA, Pool #BC1158, 3.500%, 2/1/46	602,214
532,314	FNMA, Pool #BH6180, 4.000%, 7/1/47	559,752
675,155	FNMA, Pool #FM1227, 3.000%, 4/1/32	693,192
262,250	FNMA, Pool #MA1175, 3.000%, 9/1/42	270,202
149,864	FNMA, Pool #MA1543, 3.500%, 8/1/33	157,020
132,032	FNMA, Pool #MA2177, 4.000%, 2/1/35	140,547
188,923	GNMA, Pool #4853, 4.000%, 11/20/40	200,360
128,917	GNMA, Pool #4883, 4.500%, 12/20/40	139,293
497,795	GNMA, Pool #5175, 4.500%, 9/20/41	537,775
19,752	GNMA, Pool #679437, 6.000%, 11/15/22	19,847
63,297	GNMA, Pool #736696, 4.500%, 5/15/40	68,496
251,885	GNMA, Pool #AD1745, 3.000%, 2/20/43	260,127
192,740	GNMA, Pool #MA1157, 3.500%, 7/20/43	203,442
	Total U.S. Government Mortgage-Backed Obligations	$13,779,059

	Asset-Backed Securities — 11.2%
265,000	Apidos CLO XVIII (Cayman Islands), Ser 2018-18A, Class A1, 144a, (3M LIBOR +1.140%), 3.093%, 10/22/30(A)	263,851
400,000	Benefit Street Partners CLO XIX Ltd. (Cayman Islands), Ser 2019-19A, Class B, 144a, (3M LIBOR +2.000%), 5.266%, 1/15/33(A)	400,000
275,000	CIFC Funding Ltd. (Cayman Islands), Ser 2016-1A, Class A1R, 144a, (3M LIBOR +1.350%), 3.316%, 10/21/31(A)	275,016
145,040	Domino’s Pizza Master Issuer LLC, Ser 2017-1A, Class A2II, 144a, 3.082%, 7/25/47	145,156
719,563	DRIVEN BRANDS FUNDING LLC, Ser 2019-1A, Class A2, 144a, 4.641%, 4/20/49	743,963

26

Touchstone Bond Fund (Continued)

Principal		Market
Amount		Value

	Asset-Backed Securities — 11.2% (Continued)
$684,690	Elara HGV Timeshare Issuer LLC, Ser 2019-A, Class B, 144a, 2.910%, 1/25/34	$680,669
621,582	GLS Auto Receivables Issuer Trust, Ser 2019-3A, Class A, 144a, 2.580%, 7/17/23	621,861
740,000	Hertz Vehicle Financing II LP, Ser 2016-2A, Class B, 144a, 3.940%, 3/25/22	749,729
550,000	Hertz Vehicle Financing II LP, Ser 2016-4A, Class A, 144a, 2.650%, 7/25/22	552,909
250,000	Hertz Vehicle Financing II LP, Ser 2019-1A, Class A, 144a, 3.710%, 3/25/23	256,522
300,000	Jack In The Box Funding LLC, Ser 2019-1A, Class A2I, 144a, 3.982%, 8/25/49	302,211
268,000	Jersey Mike’s Funding, Ser 2019-1A, Class A2, 144a, 4.433%, 2/15/50	268,263
259,038	Jimmy Johns Funding LLC, Ser 2017-1A, Class A2I, 144a, 3.610%, 7/30/47	259,460
244,375	Jimmy Johns Funding LLC, Ser 2017-1A, Class A2II, 144a, 4.846%, 7/30/47	250,118
500,000	Kabbage Funding LLC, Ser 2019-1, Class A, 144a, 3.825%, 3/15/24	505,519
700,000	Madison Park Funding XXXV Ltd. (Cayman Islands), Ser 2015-18A, Class BR, 144a, (3M LIBOR +1.600%), 3.566%, 10/21/30(A)	691,242
275,000	Madison Park Funding XXXV Ltd. (Cayman Islands), Ser 2019-35A, Class A2A, 144a, (3M LIBOR +1.650%), 3.616%, 4/20/31(A)	275,173
400,000	OHA Loan Funding Ltd. (Cayman Islands), Ser 2015-1A, Class B1R2, 144a, (3M LIBOR + 1.900%), 3.751%, 11/15/32(A)	400,000
139,145	Sonic Capital LLC, Ser 2016-1A, Class A2, 144a, 4.472%, 5/20/46	140,067
750,000	STWD Ltd. (Cayman Islands), Ser 2019-FL1, Class A, 144a, (1M LIBOR +1.080%), 2.820%, 7/15/38(A)	749,531
325,000	Towd Point Mortgage Trust, Ser 2015-3, Class A2, 144a, 4.000%, 3/25/54(A)(B)	333,544
437,206	Towd Point Mortgage Trust, Ser 2019-1, Class A1, 144a, 3.750%, 3/25/58(A)(B)	453,919
380,000	Voya CLO Ltd. (Cayman Islands), Ser 2017-4A, Class A1, 144a, (3M LIBOR +1.130%), 3.131%, 10/15/30(A)	379,543
275,000	Voya CLO Ltd. (Cayman Islands), Ser 2019-2A, Class A, 144a, (3M LIBOR +1.270%), 3.523%, 7/20/32(A)	275,119
906,500	Wendys Funding LLC, Ser 2018-1A, Class A2I, 144a, 3.573%, 3/15/48	915,973
	Total Asset-Backed Securities	$10,889,358

Shares

	Exchange-Traded Fund — 5.4%
45,431	iShares JP Morgan USD Emerging Markets Bond ETF	$5,204,575

Principal
Amount

	Non-Agency Collateralized Mortgage Obligations — 5.2%
$240,787	Agate Bay Mortgage Trust, Ser 2013-1, Class B3, 144a, 3.605%, 7/25/43(A)(B)	243,707
723,869	Agate Bay Mortgage Trust, Ser 2015-4, Class B2, 144a, 3.577%, 6/25/45(A)(B)	723,520
503,646	Agate Bay Mortgage Trust, Ser 2015-7, Class B1, 144a, 3.757%, 10/25/45(A)(B)	517,146
688,582	CSMC Trust, Ser 2013-IVR3, Class B2, 144a, 3.446%, 5/25/43(A)(B)	695,139
503,300	CSMC Trust, Ser 2015-1, Class B3, 144a, 3.935%, 1/25/45(A)(B)	503,980
338,612	CSMC Trust, Ser 2015-WIN1, Class B3, 144a, 3.859%, 12/25/44(A)(B)	343,697
208,261	CSMC Trust, Ser 2018-RPL9, Class A, 144a, 3.850%, 9/25/57(A)(B)	217,008
2,166	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Ser 2003-2XS, Class A6, 5.470%, 9/25/33(A)(B)	2,190
387,661	EverBank Mortgage Loan Trust, Ser 2013-1, Class B1, 144a, 3.502%, 3/25/43(A)(B)	392,969
538,651	JP Morgan Mortgage Trust, Ser 2017-1, Class B2, 144a, 3.539%, 1/25/47(A)(B)	548,389
94,047	Residential Asset Securitization Trust, Ser 2006-A1, Class 1A3, 6.000%, 4/25/36	66,829
236,164	Sequoia Mortgage Trust, Ser 2013-1, Class B1, 3.647%, 2/25/43(A)(B)	240,792
226,652	Sequoia Mortgage Trust, Ser 2013-10, Class B2, 144a, 3.560%, 8/25/43(A)(B)	230,252
314,800	Sequoia Mortgage Trust, Ser 2013-5, Class B1, 144a, 3.507%, 5/25/43(A)(B)	319,122
40,309	Washington Mutual Alternative Mortgage Pass-Through Certificates, Ser 2005-9, Class 2A4, 5.500%, 11/25/35	40,190
	Total Non-Agency Collateralized Mortgage Obligations	$5,084,930

27

Touchstone Bond Fund (Continued)

Principal		Market
Amount		Value

	Commercial Mortgage-Backed Securities — 3.3%
$675,000	BANK, Ser 2018-BN14, Class A3, 3.966%, 9/15/60	$743,026
750,000	BHMS, Ser 2018-ATLS, Class A, 144a, (1M LIBOR +1.250%), 2.990%, 7/15/35(A)	749,338
360,000	DBUBS Mortgage Trust, Ser 2017-BRBK, Class B, 144a, 3.530%, 10/10/34(A)(B)	373,383
375,000	GS Mortgage Securities Corp. II, Ser 2017-SLP, Class B, 144a, 3.772%, 10/10/32	384,967
250,000	GS Mortgage Securities Trust, Ser 2017-FARM, Class B, 144a, 3.541%, 1/10/43(A)(B)	256,730
675,000	SG Commercial Mortgage Securities Trust, Ser 2019-787E, Class A, 144a, 4.163%, 2/15/41	738,947
	Total Commercial Mortgage-Backed Securities	$3,246,391

	Agency Collateralized Mortgage Obligations — 1.7%
996,137	FHLMC REMIC, Ser 3859 Class JB, 5.000%, 5/15/41	1,085,273
71,303	FNMA REMIC, Ser 2015-51, Class KC, 3.000%, 6/25/45	73,360
463,363	FNMA REMIC, Ser 2017-90, Class KA, 3.000%, 11/25/47	480,888
	Total Agency Collateralized Mortgage Obligations	$1,639,521

	Sovereign Bond — 0.4%
374,000	Province of Ontario Canada, 1.875%, 5/21/20	$374,009

	Municipal Bond — 0.3%

	New York — 0.3%
320,000	NY Housing Development Corp., Ref 8 Spruce Street Class B, 3.864%, 2/15/48	$335,750
Shares

	Short-Term Investment Fund — 0.8%
816,811	Dreyfus Government Cash Management, Institutional Shares, 1.51%∞Ω	$816,811
	Total Investment Securities — 100.1%
	(Cost $94,868,004)	$97,407,334

	Liabilities in Excess of Other Assets — (0.1%)	$(126,332)
	Net Assets — 100.0%	$97,281,002

(A)	Variable rate security - Rate reflected is the rate in effect as of December 31, 2019.
(B)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of December 31, 2019.

Portfolio Abbreviations:

CLO - Collateralized Loan Obligation

ETF - Exchange-Traded Fund

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

MTN - Medium Term Note

PLC - Public Limited Company

REIT - Real Estate Investment Trust

REMIC - Real Estate Mortgage Investment Conduit

USD - United States Dollar

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, these securities were valued at $24,024,838 or 24.7% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

28

Touchstone Bond Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$32,641,188	$—	$32,641,188
U.S. Treasury Obligations	—	23,395,742	—	23,395,742
U.S. Government Mortgage-Backed Obligations	—	13,779,059	—	13,779,059
Asset-Backed Securities	—	10,889,358	—	10,889,358
Exchange-Traded Fund	5,204,575	—	—	5,204,575
Non-Agency Collateralized Mortgage Obligations	—	5,084,930	—	5,084,930
Commercial Mortgage-Backed Securities	—	3,246,391	—	3,246,391
Agency Collateralized Mortgage Obligations	—	1,639,521	—	1,639,521
Sovereign Bond	—	374,009	—	374,009
Municipal Bond	—	335,750	—	335,750
Short-Term Investment Fund	816,811	—	—	816,811
Total Assets	$6,021,386	$91,385,948	$—	$97,407,334

See accompanying Notes to Financial Statements.

29

Portfolio of Investments

Touchstone Common Stock Fund – December 31, 2019

		Market
	Shares	Value

Common Stocks — 99.7%

Communication Services — 21.4%
Alphabet, Inc. - Class C*	9,023	$12,063,931
AT&T, Inc.	94,964	3,711,193
Baidu, Inc. (China) ADR*	9,353	1,182,219
Charter Communications, Inc. - Class A*	11,106	5,387,298
Comcast Corp. - Class A	134,365	6,042,394
Facebook, Inc. - Class A*	49,473	10,154,333
Fox Corp. - Class A	67,213	2,491,586
Netflix, Inc.*	7,955	2,573,999
Walt Disney Co. (The)	27,958	4,043,566
		47,650,519

Information Technology — 19.7%
Apple, Inc.	42,261	12,409,943
Avnet, Inc.	62,054	2,633,572
International Business Machines Corp.	22,843	3,061,876
Microsoft Corp.	83,794	13,214,314
Oracle Corp.	95,850	5,078,133
salesforce.com, Inc.*	45,597	7,415,896
		43,813,734

Financials — 17.6%
Bank of America Corp.	197,849	6,968,242
Berkshire Hathaway, Inc. - Class B*	89,962	20,376,393
Brookfield Asset Management, Inc. (Canada) - Class A	34,386	1,987,511
Goldman Sachs Group, Inc. (The)	23,820	5,476,933
Signature Bank/NewYork NY	30,687	4,192,151
		39,001,230

Health Care — 11.4%
AmerisourceBergen Corp.	28,557	2,427,916
Biogen, Inc.*	11,481	3,406,757
Bristol-Myers Squibb Co.	82,034	5,265,762
Johnson & Johnson	43,542	6,351,472
Novartis AG (Switzerland) ADR	30,566	2,894,295
UnitedHealth Group, Inc.	16,842	4,951,211
		25,297,413

Consumer Discretionary — 10.2%
Alibaba Group Holding Ltd. (China) ADR*	16,143	3,423,930
Amazon.com, Inc.*	6,674	12,332,484
Carnival Corp.	54,710	2,780,909
JD.com, Inc. (China) ADR*	53,709	1,892,168
Yum China Holdings, Inc. (China)	47,153	2,263,816
		22,693,307

Industrials — 7.6%
Deere & Co.	20,280	3,513,713
FedEx Corp.	11,492	1,737,705
General Electric Co.	103,640	1,156,622
Hubbell, Inc.	14,718	2,175,615
Union Pacific Corp.	19,390	3,505,518
United Technologies Corp.	32,326	4,841,142
		16,930,315

Real Estate — 4.4%
Jones Lang LaSalle, Inc.	32,714	5,695,180
Simon Property Group, Inc. REIT	27,406	4,082,398
		9,777,578

Energy — 3.7%
Exxon Mobil Corp.	50,133	3,498,281
Halliburton Co.	79,633	1,948,619
Schlumberger Ltd.	67,838	2,727,088
		8,173,988

Consumer Staples — 2.7%
Monster Beverage Corp.*	48,551	3,085,416
Unilever NV (United Kingdom)	50,444	2,898,512
		5,983,928

Materials — 1.0%
DuPont de Nemours, Inc.	34,224	2,197,181
Total Common Stocks		$221,519,193

Short-Term Investment Fund — 0.4%
Dreyfus Government Cash Management, Institutional Shares, 1.51%∞Ω	864,841	$864,841

Total Investment Securities —100.1%
(Cost $160,347,629)		$222,384,034

Liabilities in Excess of Other Assets — (0.1%)		(301,722)

Net Assets — 100.0%		$222,082,312

*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of December 31, 2019.

Portfolio Abbreviations:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total

Common Stocks	$221,519,193	$—	$—	$221,519,193
Short-Term Investment Fund	864,841	—	—	864,841
Total	$222,384,034	$—	$—	$222,384,034

See accompanying Notes to Financial Statements.

30

Portfolio of Investments

Touchstone Small Company Fund – December 31, 2019

		Market
	Shares	Value

Common Stocks — 94.5%

Information Technology — 20.8%
8x8, Inc.*	43,600	$797,880
Aspen Technology, Inc.*	5,358	647,943
Avaya Holdings Corp.*	81,705	1,103,018
Cerence, Inc.*	37,499	848,602
Envestnet, Inc.*	11,000	765,930
ExlService Holdings, Inc.*	10,887	756,211
j2 Global, Inc.	12,985	1,216,824
KBR, Inc.	42,370	1,292,285
LogMeIn, Inc.	9,200	788,808
MAXIMUS, Inc.	9,987	742,933
Nice Ltd. (Israel) ADR*	4,768	739,755
Nuance Communications, Inc.*	43,498	775,569
Onto Innovation, Inc.*	31,108	1,136,686
Qualys, Inc.*	8,828	735,990
Verint Systems, Inc.*	20,100	1,112,736
		13,461,170

Health Care — 20.3%
Addus HomeCare Corp.*	7,800	758,316
Allscripts Healthcare Solutions, Inc.*	72,737	713,914
Bio-Rad Laboratories, Inc. - Class A*	2,096	775,583
Bio-Techne Corp.	3,536	776,187
Chemed Corp.	1,810	795,061
Encompass Health Corp.	17,483	1,211,047
Globus Medical, Inc. - Class A*	17,568	1,034,404
Haemonetics Corp.*	6,140	705,486
HMS Holdings Corp.*	25,100	742,960
Integra LifeSciences Holdings Corp.*	12,792	745,518
NuVasive, Inc.*	10,497	811,838
Omnicell, Inc.*	9,631	787,045
Premier, Inc. - Class A*	21,018	796,162
Providence Service Corp. (The)*	12,084	715,131
Tactile Systems Technology, Inc.*	11,600	783,116
Vericel Corp.*	54,400	946,560
		13,098,328

Industrials — 19.9%
ASGN, Inc.*	11,217	796,071
Clean Harbors, Inc.*	8,900	763,175
Comfort Systems USA, Inc.	14,956	745,557
Crane Co.	9,382	810,417
Curtiss-Wright Corp.	7,000	986,230
Harsco Corp.*	32,800	754,728
ITT, Inc.	19,648	1,452,184
Mobile Mini, Inc.	19,585	742,467
NV5 Global, Inc.*	13,516	681,882
Quanta Services, Inc.	29,033	1,181,934
Rexnord Corp.*	31,880	1,039,926
SkyWest, Inc.	21,100	1,363,693
Watts Water Technologies, Inc. - Class A	7,700	768,152
Woodward, Inc.	6,661	788,929
12,875,345

Consumer Discretionary — 16.1%
1-800-Flowers.com, Inc. - Class A*	55,600	806,200
Aaron’s, Inc.	12,762	728,838
Adtalem Global Education, Inc.*	21,785	761,822
Bloomin’ Brands, Inc.	32,972	727,692
Designer Brands, Inc. - Class A	50,443	793,973
Fox Factory Holding Corp.*	11,500	800,055
frontdoor, Inc.*	27,396	1,299,118
Funko, Inc. - Class A*	39,900	684,684
Oxford Industries, Inc.	10,300	776,826
Steven Madden Ltd.	18,064	776,933
Strategic Education, Inc.	5,000	794,500
Texas Roadhouse, Inc.	13,178	742,185
TopBuild Corp.*	6,800	700,944
		10,393,770

Financials — 8.9%
Glacier Bancorp, Inc.	16,992	781,462
TCF Financial Corp.	30,500	1,427,400
Webster Financial Corp.	25,673	1,369,911
Western Alliance Bancorp	25,077	1,429,389
WSFS Financial Corp.	16,300	717,037
		5,725,199

Communication Services — 3.8%
Cargurus, Inc.*	20,000	703,600
Cogent Communications Holdings, Inc.	11,961	787,153
QuinStreet, Inc.*	61,600	943,096
		2,433,849

Consumer Staples — 2.3%
BJ’s Wholesale Club Holdings, Inc.*	31,687	720,562
Chefs’ Warehouse, Inc. (The)*	20,758	791,087
		1,511,649

Energy — 1.2%
Cactus, Inc. - Class A	22,784	781,947

Real Estate — 1.2%
Corporate Office Properties Trust REIT	26,045	765,202
Total Common Stocks		$61,046,459

Short-Term Investment Fund — 5.6%
Dreyfus Government Cash Management, Institutional Shares, 1.51%∞Ω	3,642,704	$3,642,704

Total Investment Securities — 100.1%
(Cost $50,455,703)		$64,689,163

Liabilities in Excess of Other Assets — (0.1%)		(59,116)

Net Assets — 100.0%		$64,630,047

*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of December 31, 2019.

Portfolio Abbreviations:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

31

Touchstone Small Company Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total

Common Stocks	$61,046,459	$—	$—	$61,046,459
Short-Term Investment Fund	3,642,704	—	—	3,642,704
Total	$64,689,163	$—	$—	$64,689,163

See accompanying Notes to Financial Statements.

32

Portfolio of Investments

Touchstone Aggressive ETF Fund – December 31, 2019

		Market
	Shares	Value

Exchange-Traded Funds — 97.4%

Equity Funds — 80.8%
iShares Core S&P Small-Cap ETF	5,720	$479,622
Vanguard Extended Market ETF	16,040	2,020,880
Vanguard FTSE Developed Markets ETF	88,335	3,892,040
Vanguard FTSE Emerging Markets ETF	28,550	1,269,619
Vanguard S&P 500 ETF	21,785	6,444,003
Vanguard Value ETF	10,330	1,238,050
		15,344,214

Fixed Income Funds — 16.6%
iShares Core Total USD Bond Market ETF	17,780	926,516
iShares Core US Aggregate Bond ETF	8,230	924,805
iShares iBoxx $ High Yield Corporate Bond ETF	4,255	374,185
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	5,580	189,776
Vanguard Intermediate-Term Corporate Bond ETF	6,095	556,656
Vanguard Total International Bond ETF	3,160	178,793
		3,150,731
Total Exchange-Traded Funds		$18,494,945

Short-Term Investment Fund — 3.0%
Dreyfus Government Cash Management, Institutional Shares, 1.51%∞Ω	563,948	$563,948

Total Investment Securities — 100.4%
(Cost $15,707,805)		$19,058,893

Liabilities in Excess of Other Assets — (0.4%)		(69,202)

Net Assets — 100.0%		$18,989,691

∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of December 31, 2019.

Portfolio Abbreviations:

ETF - Exchange-Traded Fund

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total

Exchange-Traded Funds	$18,494,945	$—	$—	$18,494,945
Short-Term Investment Fund	563,948	—	—	563,948
Total	$19,058,893	$—	$—	$19,058,893

See accompanying Notes to Financial Statements.

33

Portfolio of Investments

Touchstone Conservative ETF Fund – December 31, 2019

		Market
	Shares	Value

Exchange-Traded Funds — 98.7%

Fixed Income Funds — 57.2%
iShares Core Total USD Bond Market ETF	56,150	$2,925,976
iShares Core US Aggregate Bond ETF	25,995	2,921,058
iShares iBoxx $ High Yield Corporate Bond ETF	10,075	885,995
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	8,880	302,009
Vanguard Intermediate-Term Corporate Bond ETF	11,295	1,031,572
Vanguard Total International Bond ETF	5,030	284,597
		8,351,207

Equity Funds — 41.5%
iShares Core S&P Small-Cap ETF	2,700	226,395
Vanguard Extended Market ETF	6,635	835,944
Vanguard FTSE Developed Markets ETF	32,295	1,422,918
Vanguard FTSE Emerging Markets ETF	8,665	385,333
Vanguard S&P 500 ETF	8,985	2,657,763
Vanguard Value ETF	4,390	526,142
		6,054,495
Total Exchange-Traded Funds		$14,405,702

Short-Term Investment Fund — 1.7%
Dreyfus Government Cash Management, Institutional Shares, 1.51%∞Ω	246,360	$246,360

Total Investment Securities —100.4%
(Cost $12,614,883)		$14,652,062

Liabilities in Excess of Other Assets — (0.4%)		(60,950)

Net Assets — 100.0%		$14,591,112

∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of December 31, 2019.

Portfolio Abbreviations:

ETF - Exchange-Traded Fund

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total

Exchange-Traded Funds	$14,405,702	$—	$—	$14,405,702
Short-Term Investment Fund	246,360	—	—	246,360
Total	$14,652,062	$—	$—	$14,652,062

See accompanying Notes to Financial Statements.

34

Portfolio of Investments

Touchstone Moderate ETF Fund – December 31, 2019

		Market
	Shares	Value

Exchange-Traded Funds — 97.5%

Equity Funds — 61.1%
iShares Core S&P Small-Cap ETF	4,530	$379,841
Vanguard Extended Market ETF†	12,120	1,526,999
Vanguard FTSE Developed Markets ETF	61,980	2,730,839
Vanguard FTSE Emerging Markets ETF	19,645	873,613
Vanguard S&P 500 ETF	16,765	4,959,087
Vanguard Value ETF	7,895	946,216
		11,416,595

Fixed Income Funds — 36.4%
iShares Core Total USD Bond Market ETF	42,285	2,203,471
iShares Core US Aggregate Bond ETF	19,575	2,199,643
iShares iBoxx $ High Yield Corporate Bond ETF	8,435	741,774
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	8,250	280,582
Vanguard Intermediate-Term Corporate Bond ETF	12,115	1,106,463
Vanguard Total International Bond ETF	4,660	263,663
		6,795,596
Total Exchange-Traded Funds		$18,212,191

Short-Term Investment Funds — 2.9%
Dreyfus Government Cash Management, Institutional Shares, 1.51%∞Ω	523,494	523,494
Invesco Government & Agency Portfolio, Institutional Class, 1.50%**∞Ω	12,825	12,825
Total Short-Term Investment Funds		$536,319

Total Investment Securities — 100.4%
(Cost $16,174,262)		$18,748,510

Liabilities in Excess of Other Assets — (0. 4%)		(69,632)

Net Assets — 100.0%		$18,678,878

**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of December 31, 2019 was $12,599.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of December 31, 2019.

Portfolio Abbreviations:

ETF - Exchange-Traded Fund

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total

Exchange-Traded Funds	$18,212,191	$—	$—	$18,212,191
Short-Term Investment Funds	536,319	—	—	536,319
Total	$18,748,510	$—	$—	$18,748,510

See accompanying Notes to Financial Statements.

35

Statements of Assets and Liabilities

December 31, 2019

	Touchstone	Touchstone	Touchstone	Touchstone
	Balanced	Bond	Common Stock	Small Company
	Fund	Fund	Fund	Fund

Assets
Investments, at cost	$14,440,956	$94,868,004	$160,347,629	$50,455,703
Investments, at market value(A)	$17,639,386	$97,407,334	$222,384,034	$64,689,163
Cash	40	18	825	4
Foreign currency (B)	—	—	8	—
Dividends and interest receivable	35,671	489,345	82,441	33,577
Receivable for capital shares sold	2,516	171	391	985
Securities lending income receivable	2	—	25	—
Receivable from Investment Advisor	5,467	32,880	—	—
Tax reclaim receivable	—	—	42,579	—
Other assets	175	419	1,385	656
Total Assets	17,683,257	97,930,167	222,511,688	64,724,385

Liabilities
Payable for return of collateral for securities on loan	—	—	—	—
Payable for capital shares redeemed	363	83,717	112,162	6,754
Payable for investments purchased	—	400,000	—	—
Payable to Investment Advisor	—	—	17,691	26,998
Payable to other affiliates	588	24,525	97,528	1,783
Payable to Trustees	11,341	11,341	11,341	11,341
Payable for professional services	21,569	24,454	26,447	22,239
Payable to Transfer Agent	1,588	23,050	63,030	12,954
Other accrued expenses and liabilities	19,438	82,078	101,177	12,269
Total Liabilities	54,887	649,165	429,376	94,338

Net Assets	$17,628,370	$97,281,002	$222,082,312	$64,630,047

Net assets consist of:
Paid-in capital	$13,592,362	$96,540,371	$153,394,196	$48,592,614
Distributable earnings (deficit)	4,036,008	740,631	68,688,116	16,037,433
Net Assets	$17,628,370	$97,281,002	$222,082,312	$64,630,047

Pricing of Class SC Shares
Net assets applicable to Class SC shares	$—	$59,461,965	$82,546,053	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	5,939,181	8,969,348	—
Net asset value, offering price and redemption price per share	$—	$10.01	$9.20	$—

Pricing of Class I Shares
Net assets applicable to Class I Shares	$17,628,370	$37,819,037	$139,536,259	$64,630,047
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,474,634	3,775,862	15,147,164	4,720,143
Net asset value, offering price and redemption price per share	$11.95	$10.02	$9.21	$13.69
(A) Includes market value of securities on loan of:	$—	$—	$—	$—
(B) Cost of foreign currency:	$—	$—	$8	$—

See accompanying Notes to Financial Statements.

36

Statements of Assets and Liabilities (Continued)

Touchstone	Touchstone	Touchstone
Aggressive ETF	Conservative	Moderate ETF
Fund	ETF Fund	Fund

$15,707,805	$12,614,883	$16,174,262
$19,058,893	$14,652,062	$18,748,510
—	—	—
—	—	—
890	1,415	1,314
—	—	53
965	38	202
—	—	—
—	—	—
184	179	229
19,060,932	14,653,694	18,750,308

—	—	12,825
19,453	17,962	8,886
—	—	—
3,980	3,090	3,923
10,253	4,105	8,213
11,341	11,341	11,341
21,053	20,941	21,048
—	—	—
5,161	5,143	5,194
71,241	62,582	71,430

$18,989,691	$14,591,112	$18,678,878

$14,944,734	$11,865,931	$15,199,502
4,044,957	2,725,181	3,479,376
$18,989,691	$14,591,112	$18,678,878

$18,989,691	$14,591,112	$18,678,878

1,130,712	1,201,245	1,549,734
$16.79	$12.15	$12.05

$—	$—	$—

—	—	—
$—	$—	$—
$—	$—	$12,599
$—	$—	$—

37

Statements of Operations

For the Year Ended December 31, 2019

	Touchstone	Touchstone	Touchstone	Touchstone
	Balanced	Bond	Common Stock	Small Company
	Fund	Fund	Fund	Fund
Investment Income
Dividends(A)	$192,209	$184,580	$2,568,924	$515,957
Interest	163,254	1,944,149	24,142	37,022
Income from securities loaned	51	2	584	5,363
Total Investment Income	355,514	2,128,731	2,593,650	558,342

Expenses
Investment advisory fees	94,267	268,704	851,932	313,829
Administration fees	24,852	97,405	247,867	91,010
Compliance fees and expenses	2,930	2,930	2,930	2,930
Custody fees	39,578	38,790	20,943	8,354
Professional fees	23,908	27,677	34,020	24,602
Transfer Agent fees, Class SC	—	6,050	11,405	—
Transfer Agent fees, Class I	3,800	46,875	136,578	25,941
Pricing expense	23,323	30,412	2,057	3,377
Reports to Shareholders, Class SC	—	3,060	3,221	—
Reports to Shareholders, Class I	4,805	24,265	30,320	28,495
Shareholder servicing fees, Class SC	—	19,230	69,902	—
Trustee fees	20,999	20,999	20,999	20,999
Other expenses	15,545	17,090	15,894	13,361
Total Expenses	254,007	603,487	1,448,068	532,898
Fees waived and/or reimbursed by the Advisor and/or Affiliates(B)	(108,321)	(125,065)	(125,526)	(55,878)
Net Expenses	145,686	478,422	1,322,542	477,020

Net Investment Income	209,828	1,650,309	1,271,108	81,322

Realized and Unrealized Gains (Losses) on Investments
Net realized gains on investments	628,730	1,891,466	5,514,169	1,955,778
Net realized losses on foreign currency transactions	—	(2)	(177)	—
Net realized gains on futures contracts	—	7,776	—	—
Net change in unrealized appreciation (depreciation) on investments(C)	2,681,306	1,967,154	32,941,907	9,991,232
Net change in unrealized appreciation (depreciation) on foreign currency transactions	—	—	58	—

Net Realized and Unrealized Gains (Losses) on Investments	3,310,036	3,866,394	38,455,957	11,947,010

Change in Net Assets Resulting from Operations	$3,519,864	$5,516,703	$39,727,065	$12,028,332
(A) Net of foreign tax withholding of:	$3,272	$—	$(2,272)	$943

(B)See Note 4 in Notes to Financial Statements.

(C) Change in unrealized appreciation (depreciation) does not include net appreciation of $1,515,874 for the Touchstone Bond Fund and $19,290,568 for the Touchstone Common Stock Fund in connection with the Funds’ reorganizations. See Note 9 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

38

Statements of Operations (Continued)

	Touchstone
Touchstone	Conservative	Touchstone
Aggressive ETF	ETF	Moderate ETF
Fund	Fund	Fund

$462,359	$465,628	$511,335
5,417	3,277	4,846
8,247	7,813	7,862
476,023	476,718	524,043

45,484	40,902	47,610
26,382	23,723	27,614
2,930	2,930	2,930
2,973	3,472	5,596
21,543	21,409	21,586
33	33	17
—	—	—
605	638	638
3,939	3,939	3,939
—	—	—
45,484	40,902	43,542
20,999	20,999	20,999
11,947	11,920	12,004
182,319	170,867	186,475
(45,867)	(48,157)	(43,644)
136,452	122,710	142,831

339,571	354,008	381,212

354,418	354,795	523,989
—	—	—
—	—	—

2,947,260	1,638,991	2,404,610

—	—	—

3,301,678	1,993,786	2,928,599

$3,641,249	$2,347,794	$3,309,811
$—	$—	$—

39

Statements of Changes in Net Assets

	Touchstone		Touchstone
	Balanced		Bond
	Fund		Fund
	For the	For the	For the	For the
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
From Operations
Net investment income	$209,828	$214,410	$1,650,309	$1,161,279
Net realized gains (losses) on investments, foreign currency transactions and futures contracts	628,730	26,223	1,899,240	(942,261)
Net change in unrealized appreciation (depreciation) on investments, foreign currency transactions and futures contracts	2,681,306	(1,254,657)	1,967,154	(1,114,860)
Change in Net Assets from Operations	3,519,864	(1,014,024)	5,516,703	(895,842)

Distributions to Shareholders:
Distributed earnings, Class SC	—	—	(767,223)	—
Distributed earnings, Class I	(231,543)	(4,925,790)	(489,579)	(1,019,953)
Total Distributions	(231,543)	(4,925,790)	(1,256,802)	(1,019,953)

Share Transactions Class SC
Proceeds from Shares issued	—	—	1,313,684	—
Proceeds from Shares issued in connection with merger(A)	—	—	57,995,899	—
Reinvestment of distributions	—	—	767,223	—
Cost of Shares redeemed	—	—	(1,406,111)	—
Change in Net Assets from Class SC Share Transactions	—	—	58,670,695	—
Share Transactions Class I
Proceeds from Shares issued	1,925,174	987,463	1,816,262	1,866,228
Reinvestment of distributions	231,543	4,925,790	489,580	1,019,953
Cost of Shares redeemed	(3,787,355)	(1,966,389)	(9,763,576)	(6,084,112)
Change in Net Assets from Class I Share Transactions	(1,630,638)	3,946,864	(7,457,734)	(3,197,931)
Change in Net Assets from Share Transactions	(1,630,638)	3,946,864	51,212,961	(3,197,931)

Total Increase (Decrease) in Net Assets	1,657,683	(1,992,950)	55,472,862	(5,113,726)
Net Assets
Beginning of period	15,970,687	17,963,637	41,808,140	46,921,866
End of period	$17,628,370	$15,970,687	$97,281,002	$41,808,140

Share Transactions Class SC
Shares issued	—	—	130,862	—
Shares issued in connection with merger(A)	—	—	5,871,411	—
Shares reinvested	—	—	76,493	—
Shares redeemed	—	—	(139,585)	—
Change in Class SC Shares Outstanding	—	—	5,939,181	—
Share Transactions Class I
Shares issued	172,316	67,923	185,612	198,321
Shares reinvested	19,313	475,626	48,811	111,227
Shares redeemed	(336,096)	(134,014)	(1,006,129)	(648,688)
Change in Class I Shares Outstanding	(144,467)	409,535	(771,706)	(339,140)
Change in Shares Outstanding	(144,467)	409,535	5,167,475	(339,140)

(A) See note 9 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

40

Statements of Changes in Net Assets (Continued)

Touchstone		Touchstone		Touchstone
Common Stock		Small Company		Aggressive ETF
Fund		Fund		Fund
For the	For the	For the	For the	For the	For the
Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2019	2018	2019	2018	2019	2018

$1,271,108	$1,155,513	$81,322	$37,511	$339,571	$310,121

5,513,992	2,353,226	1,955,778	7,084,151	354,418	1,015,976

32,941,965	(13,834,239)	9,991,232	(11,719,149)	2,947,260	(2,737,022)
39,727,065	(10,325,500)	12,028,332	(4,597,487)	3,641,249	(1,410,925)

(1,318,378)	—	—	—	(1,325,771)	(856,485)
(2,230,391)	(78,252,461)	(7,015,447)	(7,753,304)	—	—
(3,548,769)	(78,252,461)	(7,015,447)	(7,753,304)	(1,325,771)	(856,485)

335,211	—	—	—	577,513	367,839
82,115,805	—	—	—	—	—
1,318,378	—	—	—	1,325,771	856,485
(6,076,930)	—	—	—	(2,122,628)	(2,447,202)
77,692,464	—	—	—	(219,344)	(1,222,878)

1,674,840	2,634,209	1,969,190	3,115,279	—	—
2,230,391	78,252,461	7,015,447	7,753,304	—	—
(20,490,003)	(25,949,973)	(7,251,673)	(10,972,131)	—	—
(16,584,772)	54,936,697	1,732,964	(103,548)	—	—
61,107,692	54,936,697	1,732,964	(103,548)	(219,344)	(1,222,878)

97,285,988	(33,641,264)	6,745,849	(12,454,339)	2,096,134	(3,490,288)

124,796,324	158,437,588	57,884,198	70,338,537	16,893,557	20,383,845
$222,082,312	$124,796,324	$64,630,047	$57,884,198	$18,989,691	$16,893,557

39,241	—	—	—	34,721	21,831
9,491,942	—	—	—	—	—
145,357	—	—	—	79,281	56,227
(707,192)	—	—	—	(128,448)	(143,914)
8,969,348	—	—	—	(14,446)	(65,856)

202,192	142,207	138,160	190,433	—	—
245,641	9,951,769	527,445	563,467	—	—
(2,434,115)	(1,412,961)	(506,338)	(664,831)	—	—
(1,986,282)	8,681,015	159,267	89,069	—	—
6,983,066	8,681,015	159,267	89,069	(14,446)	(65,856)

41

Statements of Changes in Net Assets (Continued)

	Touchstone		Touchstone
	Conservative ETF		Moderate ETF
	Fund		Fund
	For the	For the	For the	For the
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
From Operations
Net investment income	$354,008	$389,697	$381,212	$395,735
Net realized gains on investments	354,795	64,256	523,989	949,343
Net change in unrealized appreciation (depreciation) on investments	1,638,991	(1,186,959)	2,404,610	(2,550,390)
Change in Net Assets from Operations	2,347,794	(733,006)	3,309,811	(1,205,312)

Distributions to Shareholders:
Distributed earnings	(469,710)	(612,303)	(1,344,643)	(1,029,779)
Total Distributions	(469,710)	(612,303)	(1,344,643)	(1,029,779)

Share Transactions Class SC
Proceeds from Shares issued	965,644	6,001,203	666,117	654,963
Reinvestment of distributions	469,710	612,303	1,344,643	1,029,779
Cost of Shares redeemed	(5,765,849)	(5,055,678)	(3,955,748)	(4,244,729)
Change in Net Assets from Class SC Share Transactions	(4,330,495)	1,557,828	(1,944,988)	(2,559,987)

Total Increase (Decrease) in Net Assets	(2,452,411)	212,519	20,180	(4,795,078)

Net Assets
Beginning of period	17,043,523	16,831,004	18,658,698	23,453,776
End of period	$14,591,112	$17,043,523	$18,678,878	$18,658,698

Share Transactions Class SC
Shares issued	82,313	513,937	56,082	53,409
Shares reinvested	38,511	55,583	111,209	91,877
Shares redeemed	(487,349)	(435,181)	(328,117)	(347,156)
Change in Class SC Shares Outstanding	(366,525)	134,339	(160,826)	(201,870)

See accompanying Notes to Financial Statements.

42

Financial Highlights

Touchstone Balanced Fund — Class I

Selected Data for a Share Outstanding Throughout Each Period

Year Ended December 31,
2019	2018	2017	2016	2015
Net asset value at beginning of period	$9.86	$14.85	$13.02	$12.49	$13.45
Income (loss) from investment operations:
Net investment income	0.14	(A)	0.18	(A)	0.14	0.15	(A)	0.20	(A)
Net realized and unrealized gains (losses) on investments	2.11	(0.92)	1.69	0.78	(0.19)
Total from investment operations	2.25	(0.74)	1.83	0.93	0.01
Distributions from:
Net investment income	(0.16)	(0.12)	—	(0.18)	(0.25)
Realized capital gains	—	(B)	(4.13)	—	(0.20)	(0.72)
Return of capital	—	—	—	(0.02)	—
Total distributions	(0.16)	(4.25)	—	(0.40)	(0.97)
Net asset value at end of period	$11.95	$9.86	$14.85	$13.02	$12.49
Total return(C)	22.80%	(6.07%)	14.06%	7.42%	0.03%
Ratios and supplemental data:
Net assets at end of period (000’s)	$17,628	$15,971	$17,964	$15,988	$15,301
Ratio to average net assets:
Net expenses	0.85%	0.85%	0.85%	0.85%	0.87%
Gross expenses	1.48%	1.15%	0.97%	0.88%	0.87%
Net investment income	1.22%	1.22%	1.01%	1.16%	1.50	%(D)
Portfolio turnover rate	129%	140%	142%	30%	38%

(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Less than $0.005 per share.
(C)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
(D)	Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratio of net investment income by 0.47% for the fiscal year ended December 31, 2015.

See accompanying Notes to Financial Statements.

43

Financial Highlights (Continued)

Touchstone Bond Fund — Class SC

Selected Data for a Share Outstanding Throughout The Period

	Period Ended
	December 31,
	2019(A)
Net asset value at beginning of period	$9.90
Income (loss) from investment operations:
Net investment income	0.11
Net realized and unrealized gains (losses) on investments	0.13
Total from investment operations	0.24
Distributions from:
Net investment income	(0.13)
Net asset value at end of period	$10.01
Total return(B)	2.43%	(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$59,462
Ratio to average net assets:
Net expenses	0.78%	(D)
Gross expenses	0.84%	(D)
Net investment income	2.29%	(D)
Portfolio turnover rate	335%	(C)(E)

Touchstone Bond Fund — Class I

Selected Data for a Share Outstanding Throughout Each Period

Year Ended December 31,
2019	2018	2017	2016	2015
Net asset value at beginning of period	$9.19	$9.60	$9.26	$9.38	$9.83
Income (loss) from investment operations:
Net investment income	0.33	0.28	0.18	0.14	(F)	0.27	(F)
Net realized and unrealized gains (losses) on investments	0.63	(0.46)	0.16	(0.06)	(0.40)
Total from investment operations	0.96	(0.18)	0.34	0.08	(0.13)
Distributions from:
Net investment income	(0.13)	(0.23)	—	(0.20)	(0.32)
Net asset value at end of period	$10.02	$9.19	$9.60	$9.26	$9.38
Total return(B)	10.46%	(1.88%)	3.67%	0.81%	(1.29%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$37,819	$41,808	$46,922	$48,680	$57,312
Ratio to average net assets:
Net expenses	0.67%	0.67%	0.68%	0.67%	0.67%
Gross expenses	0.94%	0.87%	0.71%	0.67%	0.67%
Net investment income	2.58%	2.62%	1.83%	1.46%	2.69%
Portfolio turnover rate	335	%(E)	431%	168%	197%	117%

(A)	Represents the period from commencement of operations (July 12, 2019) through December 31, 2019.
(B)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
(C)	Not annualized.
(D)	Annualized.
(E)	Portfolio turnover excludes the purchases and sales of securities of the Touchstone Active Bond Fund acquired on July 12, 2019 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.
(F)	The net investment income per share was based on average shares outstanding for the period.

See accompanying Notes to Financial Statements.

44

Financial Highlights (Continued)

Touchstone Common Stock Fund — Class SC
Selected Data for a Share Outstanding Throughout The Period

	Period Ended
	December 31,
	2019(A)
Net asset value at beginning of period	$8.61
Income (loss) from investment operations:
Net investment income	0.02
Net realized and unrealized gains (losses) on investments	0.72
Total from investment operations	0.74
Distributions from:
Net investment income	(0.05)
Realized capital gains	(0.10)
Total distributions	(0.15)
Net asset value at end of period	$9.20
Total return(B)	8.60%	(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$82,546
Ratio to average net assets:
Net expenses	0.94%	(D)
Gross expenses	0.94%	(D)
Net investment income	0.46%	(D)
Portfolio turnover rate	18%	(C)(E)

Touchstone Common Stock Fund—Class I

Selected Data for a Share Outstanding Throughout Each Period

Year Ended December 31,
2019	2018	2017	2016	2015
Net asset value at beginning of period	$7.28	$18.74	$15.52	$15.46	$17.69
Income (loss) from investment operations:
Net investment income	0.08	0.14	(F)	0.22	0.25	(F)	0.44	(F)
Net realized and unrealized gains (losses) on investments	2.00	(1.00)	3.11	1.49	(0.39)
Total from investment operations	2.08	(0.86)	3.33	1.74	0.05
Distributions from:
Net investment income	(0.05)	(0.11)	(—	)(G)	(0.27)	(0.49)
Realized capital gains	(0.10)	(10.49)	(0.11)	(1.41)	(1.79)
Total distributions	(0.15)	(10.60)	(0.11)	(1.68)	(2.28)
Net asset value at end of period	$9.21	$7.28	$18.74	$15.52	$15.46
Total return(B)	28.58%	(8.05%)	21.50%	11.26%	0.19%
Ratios and supplemental data:
Net assets at end of period (000’s)	$139,536	$124,796	$158,438	$149,238	$161,148
Ratio to average net assets:
Net expenses	0.73%	0.73%	0.71%	0.73%	0.72%
Gross expenses	0.82%	0.83%	0.71%	0.73%	0.72%
Net investment income	0.82%	0.77%	1.21%	1.58%	2.48	%(H)
Portfolio turnover rate	18	%(E)	10%	84%	6%	9%

(A)	Represents the period from commencement of operations (July 12, 2019) through December 31, 2019.
(B)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
(C)	Not annualized.
(D)	Annualized.
(E)	Portfolio turnover excludes the purchases and sales of securities of the Touchstone Focused Fund and the Touchstone Large Cap Core Equity Fund acquired on July 12, 2019 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.
(F)	The net investment income per share was based on average shares outstanding for the period.
(G)	Less than $0.005 per share.
(H)	Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratio of net investment income by 0.47% for the fiscal year ended December 31, 2015.

See accompanying Notes to Financial Statements.

45

Financial Highlights (Continued)

Touchstone Small Company Fund — Class I

Selected Data for a Share Outstanding Throughout Each Period

Year Ended December 31,
2019	2018	2017	2016	2015
Net asset value at beginning of period	$12.69	$15.73	$13.58	$12.14	$14.63
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.01	(0.01)	0.01	(A)	(0.02	)(A)
Net realized and unrealized gains (losses) on investments	2.64	(1.11)	2.57	2.44	(0.15)
Total from investment operations	2.66	(1.10)	2.56	2.45	(0.17)
Distributions from:
Net investment income	—	(B)	—	(0.01)	(0.01)	—
Realized capital gains	(1.66)	(1.94)	(0.40)	(1.00)	(2.32)
Total distributions	(1.66)	(1.94)	(0.41)	(1.01)	(2.32)
Net asset value at end of period	$13.69	$12.69	$15.73	$13.58	$12.14
Total return(C)	21.40%	(7.98%)	19.12%	20.23%	(1.34%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$64,630	$57,884	$70,339	$67,102	$48,938
Ratio to average net assets:
Net expenses	0.76%	0.76%	0.76%	0.76%	0.78%
Gross expenses	0.85%	0.84%	0.76%	0.76%	0.78%
Net investment income (loss)	0.13%	0.05%	(0.06%)	0.08%	(0.10%)
Portfolio turnover rate	85%	68%	68%	68%	77%

Touchstone Aggressive ETF Fund — Class SC

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$14.75	$16.83	$14.60	$13.73	$13.98
Income (loss) from investment operations:
Net investment income	0.30	0.29	0.30	0.30	0.22
Net realized and unrealized gains (losses) on investments	2.98	(1.59)	2.22	0.79	(0.23)
Total from investment operations	3.28	(1.30)	2.52	1.09	(0.01)
Distributions from:
Net investment income	(0.28)	(0.29)	(0.29)	(0.22)	(0.24)
Realized capital gains	(0.96)	(0.49)	—	—	—
Total distributions	(1.24)	(0.78)	(0.29)	(0.22)	(0.24)
Net asset value at end of period	$16.79	$14.75	$16.83	$14.60	$13.73
Total return(C)	22.38%	(7.84)%	17.29%	7.96%	(0.10%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$18,990	$16,894	$20,384	$19,514	$21,067
Ratio to average net assets:
Net expenses(D)	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses(D)	1.00%	0.92%	0.90%	0.90%	0.87%
Net investment income	1.87%	1.60%	1.64%	1.80%	1.26%
Portfolio turnover rate	14%	21%	21%	109%	7%

(A)	The net investment income (loss) per share was based on average shares outstanding for the period.
(B)	Less than $0.005 per share.
(C)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
(D)	Ratio does not include expenses of the underlying funds.

See accompanying Notes to Financial Statements.

46

Financial Highlights (Continued)

Touchstone Conservative ETF Fund — Class SC

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$10.87	$11.74	$12.18	$11.84	$12.68
Income (loss) from investment operations:
Net investment income	0.38	0.23	0.23	0.29	0.17
Net realized and unrealized gains (losses) on investments	1.30	(0.70)	0.99	0.37	(0.20)
Total from investment operations	1.68	(0.47)	1.22	0.66	(0.03)
Distributions from:
Net investment income	(0.33)	(0.21)	(0.26)	(0.19)	(0.19)
Realized capital gains	(0.07)	(0.19)	(1.40)	(0.13)	(0.62)
Total distributions	(0.40)	(0.40)	(1.66)	(0.32)	(0.81)
Net asset value at end of period	$12.15	$10.87	$11.74	$12.18	$11.84
Total return(A)	15.47%	(4.02%)	10.06%	5.58%	(0.24%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$14,591	$17,044	$16,831	$17,456	$19,964
Ratio to average net assets:
Net expenses(B)	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses(B)	1.04%	0.92%	0.93%	0.90%	0.87%
Net investment income	2.16%	2.05%	1.82%	1.78%	1.13%
Portfolio turnover rate	31%	38%	31%	109%	9%

Touchstone Moderate ETF Fund — Class SC

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$10.91	$12.26	$13.10	$13.33	$15.49
Income (loss) from investment operations:
Net investment income	0.28	0.26	0.21	0.28	0.21
Net realized and unrealized gains (losses) on investments	1.78	(0.99)	1.56	0.64	(0.24)
Total from investment operations	2.06	(0.73)	1.77	0.92	(0.03)
Distributions from:
Net investment income	(0.26)	(0.24)	(0.25)	(0.22)	(0.27)
Realized capital gains	(0.66)	(0.38)	(2.36)	(0.93)	(1.86)
Total distributions	(0.92)	(0.62)	(2.61)	(1.15)	(2.13)
Net asset value at end of period	$12.05	$10.91	$12.26	$13.10	$13.33
Total return(A)	18.96%	(6.02%)	13.66%	6.85%	(0.18%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$18,679	$18,659	$23,454	$24,641	$27,923
Ratio to average net assets:
Net expenses(B)	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses(B)	0.98%	0.87%	0.84%	0.82%	0.80%
Net investment income	2.00%	1.80%	1.72%	1.83%	1.30%
Portfolio turnover rate	21%	20%	21%	98%	9%

(A)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
(B)	Ratio does not include expenses of the underlying funds.

See accompanying Notes to Financial Statements.

47

Notes to Financial Statements

December 31, 2019

1. Organization

The Touchstone Variable Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 7, 1994. The Trust consists of the following seven funds (individually, a “Fund”, and collectively, the “Funds”):

Touchstone Balanced Fund (“Balanced Fund”)

Touchstone Bond Fund (“Bond Fund”)

Touchstone Common Stock Fund (“Common Stock Fund”)

Touchstone Small Company Fund (“Small Company Fund”)

Touchstone Aggressive ETF Fund (“Aggressive ETF Fund”)

Touchstone Conservative ETF Fund (“Conservative ETF Fund”)

Touchstone Moderate ETF Fund (“Moderate ETF Fund”)

Each Fund is diversified with the exception of the Common Stock Fund which is non-diversified.

The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. Shares of beneficial interest of each Fund are available as a funding vehicle for the separate accounts of life insurance companies issuing variable annuity and variable life insurance policies. As of December 31, 2019, a majority of the outstanding shares of the Aggressive ETF Fund, Conservative ETF Fund and Moderate ETF Fund were issued to separate accounts of Western-Southern Life Assurance Company, The Western & Southern Life Insurance Company, Integrity Life Insurance Company, National Integrity Life Insurance Company, and Columbus Life Insurance Company, which are all part of Western & Southern Financial Group, Inc. (“Western & Southern”), and certain supplemental executive retirement plans sponsored by Western & Southern and its affiliates.

The Bond Fund and Common Stock Fund offer Class SC shares and Class I shares. The Balanced Fund and Small Company Fund offer Class I shares. The Aggressive ETF Fund, Conservative ETF Fund and Moderate ETF Fund offer Class SC shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goal, policies, and strategies along with information on the classes of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security valuation and fair value measurements — U.S. generally accepted accounting principles (“U.S. GAAP”) define fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

48

Notes to Financial Statements (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of December 31, 2019, for each Fund’s investments, is included in the Funds’ Portfolio of Investments, which also includes a breakdown of the Funds’ investments by portfolio or sector allocation. The Funds did not hold or transfer any Level 3 categorized securities during the year ended December 31, 2019.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern time or at the times as of which the NYSE establishes official closing prices). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Options and futures are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price on the valuation date and are categorized in Level 1. Shares of mutual funds in which the Funds invest are valued at their respective net asset value (“NAV”) as reported by the underlying funds and are categorized in Level 1.

Debt securities held by the Funds are valued at their evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Observable inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. Investments in asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield on the unique attributes of the tranche, and are generally categorized in Level 2. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost, provided such amount approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which fair value, as determined by amortized cost, is higher or lower than the price that would be received if a Fund sold the investment.

Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and is generally categorized in Level 2. This may cause the value of the security, if held on the books of a Fund, to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV. The Funds may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets on which the security is traded.
•	If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds’ NAV calculation.

49

Notes to Financial Statements (Continued)

•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•	If the validity of market quotations is not reliable.

Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Funds’ Board of Trustees and are generally categorized in Level 3.

Investment companies — The Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter (“OTC”). An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETF shares are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.

Collateralized Loan Obligations — The Bond Fund may invest in collateralized loan obligations (“CLOs”). CLOs are types of asset-backed securities. A CLO is an entity that is backed by syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CLO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive higher ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Futures Contracts — The Bond Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Fund’s return. In order to avoid leveraging and related risks, when the Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian or otherwise “cover” its position in a manner consistent with the 1940 Act, or the rules of the Securities and Exchange Commission (the “SEC”) or interpretations thereunder. Collateral equal to the current fair value of the futures position will be determined on a daily basis.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts

50

Notes to Financial Statements (Continued)

disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

As of December 31, 2019, the Bond Fund did not hold any futures contracts.

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Real Estate Investment Trusts — The Balanced Fund, the Common Stock Fund, and the Small Company Fund may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks associated with investments in REITs include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

Derivative instruments and hedging activities — The Balanced Fund and Bond Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar agreement with certain counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination. Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting). These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.

When entering into a derivative transaction, a Fund may be required to post and maintain collateral or margin (including both initial and maintenance margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in excess of the clearing house’s minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (forward foreign currency contracts, options, and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as cash deposits held at prime broker and due to prime broker, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the

51

Notes to Financial Statements (Continued)

extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund (counterparty) to accelerate payment of any net liability owed to the counterparty (Fund).

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

As of December 31, 2019, the Funds did not hold any assets and liabilities that were subject to netting arrangements.

The following table sets forth the effect of the Bond Fund’s derivative financial instruments by primary risk exposure on the Statements of Operations for the year ended December 31, 2019:

The Effect of Derivative Investments on the Statements of Operations

for the Year Ended December 31, 2019

Change in
Unrealized
		Realized Gain	Appreciation
	Derivatives not accounted for as hedging	(Loss)	(Depreciation)
Fund	instruments under ASC 815	on Derivatives	on Derivatives
Bond Fund	Futures - Interest Rate Contracts*	$7,776	$—

*       Statements of Operations Location: Net realized gains on futures contracts.

For the year ended December 31, 2019, the average quarterly notional value of outstanding derivative financial instruments was as follows:

Bond Fund
Interest rate contracts:
Futures - Notional value	$1,186,097

Portfolio securities loaned — The Funds may lend their portfolio securities. Lending portfolio securities exposes the Funds to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds’ custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds’ custodian into an approved short-term investment vehicle. The approved short-term investment vehicle is subject to market risk.

As of December 31, 2019, the following Fund loaned securities and received collateral as follows:

		Market	Market
		Value of	Value of
		Securities	Collateral	Net
Fund	Security Type	Loaned*	Received**	Amount***
Moderate ETF Fund	Exchange-Traded Funds	12,599	12,825	226

*	The remaining contractual maturity is overnight for all securities.
**	Gross amount of recognized liabilities for securities lending included in the Statements of Assets and Liabilities.
***	Net amount represents the net amount payable due to the borrower in the event of default.

52

Notes to Financial Statements (Continued)

All cash collateral is received, held, and administered by the Funds’ custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral in cash equivalents.

Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on daily trading volumes, float, short-term interest rates and market liquidity and is shown net of fees on the Statements of Operations. When a Fund lends securities, it retains the interest or dividends on the investment of any cash received as collateral, and the Fund continues to receive interest or dividends on the loaned securities.

Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the Fund. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand.

When-issued or delayed delivery transactions — Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by its number of outstanding shares of that class.

Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount and market premiums on debt securities are accreted/amortized to interest income over the life of the security or to the appropriate call date, as applicable, with a corresponding adjustment in the cost basis of that security.

Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Fund declares and distributes net investment income, if any, annually, as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds’ net investment income from investments in underlying funds is affected by the timing of dividend declarations by the underlying funds.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all the Funds in the Trust, and, if applicable, Touchstone Institutional Funds Trust, Touchstone

53

Notes to Financial Statements (Continued)

Strategic Trust and Touchstone Funds Group Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended December 31, 2019:

	Balanced	Bond	Common Stock	Small Company
	Fund	Fund*	Fund*	Fund
Purchases of investment securities	$1,890,534	$22,510,484	$30,466,314	$50,528,524
Proceeds from sales and maturities	$4,334,008	$21,537,317	$52,592,746	$57,342,742

	Aggressive	Conservative	Moderate
	ETF Fund	ETF Fund	ETF Fund
Purchases of investment securities	$2,465,067	$5,019,041	$3,860,730
Proceeds from sales and maturities	$3,705,811	$9,221,578	$6,807,804

*	The cost of purchases and proceeds from sales and maturities in the Bond Fund and the Common Stock Fund excludes the purchases and sales of the Touchstone Active Bond Fund for the Bond Fund and the Touchstone Focused Fund and the Touchstone Large Cap Core Equity Fund for the Common Stock Fund (see Note 9). If these transactions were included, purchases and sales would have been higher.

For the year ended December 31, 2019, purchases and proceeds from sales and maturities in U.S. Government Securities were $19,761,099 and $18,820,804, respectively, for the Balanced Fund, and $195,707,559 and $200,371,833, respectively, for the Bond Fund.

4. Transactions with Affiliates and Other Related Parties

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”),Touchstone Securities, Inc. (the “Underwriter”), or The Bank of New York Mellon, the Sub-Administrator to the Funds, and BNY Mellon Investment Servicing (U.S.) Inc., the Transfer Agent to the Funds (collectively referenced to herein as “BNY Mellon”). Such officers receive no compensation from the Trust. The Advisor and the Underwriter are each wholly-owned subsidiaries of Western & Southern.

On behalf of the Funds, the Advisor pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Advisor is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $146,993 for the year ended December 31, 2019.

MANAGEMENT & EXPENSE LIMITATION AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under the terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Advisor a fee,

54

Notes to Financial Statements (Continued)

which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.

Balanced Fund	0.55% on all assets
Bond Fund*	0.40% on the first $300 million
0.35% on such assets over $300 million
Common Stock Fund	0.50% on the first $200 million
Small Company Fund	0.45% on the next $300 million
0.40% on such assets over $500 million
Aggressive ETF Fund	0.25% on the first $50 million
Conservative ETF Fund	0.23% on the next $50 million
Moderate ETF Fund	0.20% on such assets over $100 million

* Prior to July 12, 2019, the Fund paid 0.40% on all assets.

The Advisor has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Advisor”):

Fort Washington Investment Advisors, Inc.*	Wilshire Associates Incorporated
Balanced Fund	Aggressive ETF Fund
Bond Fund	Conservative ETF Fund
Common Stock Fund	Moderate ETF Fund
Small Company Fund

*       Affiliate of the Advisor and wholly-owned subsidiary of Western & Southern.

The Advisor pays sub-advisory fees to each Sub-Advisor from its advisory fee.

The Advisor entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Funds’ liquidity provider; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to waive a portion of its fees, and to reimburse certain fund expenses in order to maintain the following expense limitations for the Funds:

Fund	Class SC	Class I
Balanced Fund	—	0.85%
Bond Fund	0.97%	0.67%
Common Stock Fund	1.06%	0.73%
Small Company Fund	—	0.76%
Aggressive ETF Fund	0.75%	—
Conservative ETF Fund	0.75%	—
Moderate ETF Fund	0.75%	—

These expense limitations will terminate on April 30, 2020, except for Bond Fund and Common Stock Fund, which will terminate on July 31, 2020.

During the year ended December 31, 2019, the Advisor or its affiliates waived investment advisory fees, administration fees or shareholder servicing fees of the Funds as follows:

55

Notes to Financial Statements (Continued)

			Shareholder
			Servicing Fees
			and Operating
	Investment	Administration	Expenses
	Advisory	Fees	Reimbursed/
Fund	Fees Waived	Waived	Waived	Total
Balanced Fund	$83,469	$24,852	$—	$108,321
Bond Fund	27,514	59,524	38,027	125,065
Common Stock Fund	—	58,528	66,998	125,526
Small Company Fund	—	55,878	—	55,878
Aggressive ETF Fund	—	26,382	19,485	45,867
Conservative ETF Fund	—	23,723	24,434	48,157
Moderate ETF Fund	—	27,614	16,030	43,644

Under the terms of the Expense Limitation Agreement, the Advisor is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Funds. A Fund will make repayments to the Advisor only if such repayment does not cause the Fund’s operating expenses (after the repayment is taken into account) to exceed the Fund’s expense limit in place when such amounts were waived or reimbursed by the Advisor and the Fund’s current expense limitation.

As of December 31, 2019, the Advisor may seek recoupment of previously waived fees and reimbursed expenses as follows:

	Expires on or	Expires on or	Expires on or
	before	before	before
	December 31,	December 31,	December 31,
Fund	2020	2021	2022	Total
Balanced Fund	$21,573	$52,697	$108,321	$182,591
Bond Fund	13,965	90,383	125,065	229,413
Common Stock Fund	—	142,925	124,593	267,518
Small Company Fund	538	57,315	55,878	113,731
Aggressive ETF Fund	29,081	28,074	26,382	83,537
Conservative ETF Fund	26,021	27,608	23,723	77,352
Moderate ETF Fund	22,530	25,559	27,614	75,703

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the SEC and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.

For its services, the Advisor’s annual administrative fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;

0.11% on the next $10 billion of aggregate average daily net assets;

0.09% on the next $10 billion of aggregate average daily net assets; and

0.07% on the aggregate average daily net assets over $40 billion.

The fee is computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

56

Notes to Financial Statements (Continued)

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon, BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, BNY Mellon receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by BNY Mellon, including, but not limited to, postage and supplies.

The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees, which are included in Transfer Agent fees in Statements of Operations may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary.

PLANS OF DISTRIBUTION

The Trust has adopted a Shareholder Services Plan under which Class SC shares of each Fund may directly or indirectly bear expenses for shareholder services provided. Each Fund offering Class SC shares will incur or reimburse expenses for shareholder services at an annual rate not to exceed 0.25% of the average daily net assets.

UNDERWRITING AGREEMENT

The Underwriter acts as exclusive agent for the distribution of the Funds’ shares. The Underwriter receives no compensation under this agreement.

INTERFUND TRANSACTIONS

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. During the year ended December 31, 2019, the Funds did not engage in any Rule 17a-7 transactions.

5. Liquidity

Interfund Lending — Pursuant to an Exemptive Order issued by the SEC on March 28, 2017, the Funds, along with certain other funds in the Touchstone Fund Complex, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that allows the Funds to lend to or borrow from other participating funds in the Touchstone Fund Complex, subject to the conditions of the Exemptive Order. The Funds may not borrow under the facility for leverage purposes and the loans’ duration may be no more than 7 days.

During the year ended December 31, 2019, the program was not utilized.

6. Federal Tax Information

Federal Income Tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not

57

Notes to Financial Statements (Continued)

the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended December 31, 2019 and 2018 is as follows:

	Balanced		Bond		Common Stock
	Fund		Fund		Fund
	2019	2018	2019	2018	2019	2018
From ordinary income	$229,313	$249,571	$1,256,802	$1,019,953	$2,959,215	$3,054,826
From long-term capital gains	2,230	4,676,219	—	—	589,554	75,197,635
Total distributions	$231,543	$4,925,790	$1,256,802	$1,019,953	$3,548,769	$78,252,461

	Small		Aggressive		Conservative		Moderate
	Company Fund		ETF Fund		ETF Fund		ETF Fund
	2019	2018	2019	2018	2019	2018	2019	2018
From ordinary income	$749,375	$1,581,187	$310,120	$583,667	$407,817	$565,936	$395,733	$709,444
From long-term capital gains	6,266,072	6,172,117	1,015,651	272,818	61,893	46,367	948,910	320,335
Total distributions	$7,015,447	$7,753,304	$1,325,771	$856,485	$469,710	$612,303	$1,344,643	$1,029,779

The following information is computed on a tax basis for each item as of December 31, 2019:

	Balanced	Bond	Common Stock
	Fund	Fund	Fund
Tax cost of portfolio investments	$14,456,997	$95,058,399	$161,482,923
Gross unrealized appreciation on investments	3,418,651	2,756,865	66,257,083
Gross unrealized depreciation on investments	(236,262)	(407,930)	(5,355,972)
Net unrealized appreciation (depreciation) on investments	3,182,389	2,348,935	60,901,111
Net unrealized appreciation (depreciation) on foreign currency transactions	—	—	58
Undistributed ordinary income	363,840	1,746,755	1,270,629
Undistributed long-term capital gains	489,779	—	6,516,318
Capital loss carryforwards	—	(3,355,059)	—
Distributable earnings (deficit)	$4,036,008	$740,631	$68,688,116

	Small Company	Aggressive	Conservative	Moderate
	Fund	ETF Fund	ETF Fund	ETF Fund
Tax cost of portfolio investments	$50,958,963	$15,700,782	$12,631,034	$16,163,480
Gross unrealized appreciation on investments	15,059,095	3,378,808	2,052,690	2,604,802
Gross unrealized depreciation on investments	(1,328,895)	(20,697)	(31,662)	(19,772)
Net unrealized appreciation (depreciation) on investments	13,730,200	3,358,111	2,021,028	2,585,030
Undistributed ordinary income	90,015	338,137	376,866	382,057
Undistributed long-term capital gains	2,217,218	348,709	327,287	512,289
Distributable earnings (deficit)	$16,037,433	$4,044,957	$2,725,181	$3,479,376

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals and non-taxable distributions from corporate stock.

As of December 31 2019, the Funds had the following capital loss carryforwards for federal income tax purposes:

58

Notes to Financial Statements (Continued)

	No Expiration	No Expiration
	Short Term	Long Term	Total
Bond Fund	$502,196	$2,852,863	$3,355,059

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. Future utilization is subject to limitations under current tax law.

During the year ended December 31, 2019, the following Fund utilized capital loss carryforwards:

Fund	Utilized
Bond Fund	$1,983,703

Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2019, the Funds did not elect to defer any losses.

The Funds have analyzed their tax positions taken or to be taken on federal income tax returns for all open tax years (tax years ended December 31, 2016 through 2019) and have concluded that no provision for income tax is required in their financial statements.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or NAV per share of the Fund. The following reclassifications, which are primarily attributed to the tax treatment of reclassification of net operating losses, expiration of capital loss carryforwards, nondeductible stock issuance costs and various temporary book/tax differences due to mergers have been made to the following Funds for the year or period ended December 31, 2019.

	Paid-In	Distributable
Fund	Capital	Earnings
Balanced Fund	$(3)	$3
Bond Fund	1,605,706	(1,605,706)
Common Stock Fund	90,997	(90,997)

7. Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

8. Principal Risks

Risks Associated with Foreign Investments — The Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid

59

Notes to Financial Statements (Continued)

and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

Risks Associated with Sector Concentration — Certain Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility in the Funds’ NAVs and magnified effect on the total return.

Risks Associated with Credit — An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.

Risks Associated with Interest Rate Changes — The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1 % change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. The negative impact on fixed income securities if interest rates increase as a result could negatively impact a Fund’s NAV.

Please see the Funds’ prospectus for a complete discussion of these and other risks.

9. Fund Reorganizations

Bond Fund:

The shareholders of the Touchstone Active Bond Fund, a series of the Trust, approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Touchstone Active Bond Fund to the Touchstone Bond Fund. The tax-free reorganization took place on July 12, 2019.

The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the reorganization.

	Before			After
	Reorganization			Reorganization
	Touchstone		Touchstone	Touchstone
	Active Bond		Bond	Bond
	Fund		Fund	Fund
Class SC
Shares	5,871,411	(A)	253	5,871,664
Net Assets	$57,995,899		$2,496	$57,998,395
Net Asset Value	$9.88	(A)	$9.88	$9.88
Class I
Shares	—		4,004,462	4,004,462
Net Assets	$—		$39,556,452	$39,556,452
Net Asset Value	$—		$9.88	$9.88

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Notes to Financial Statements (Continued)

	Before		After
	Reorganization		Reorganization
	Touchstone	Touchstone	Touchstone
	Active Bond	Bond	Bond
	Fund	Fund	Fund
Fund Total
Shares Outstanding	5,871,411	4,004,715	9,876,126
Net Assets	$57,995,899	$39,558,948	$97,554,847
Unrealized Appreciation (Depreciation)	$1,515,874	$586,553	$2,102,427

(A) Reflects a 1:1.0618 stock split which occurred on the date of reorganization, July 12, 2019.

Assuming the reorganization had been completed on January 1, 2019, the Bond Fund’s results of operations for the year ended December 31, 2019 would have been as follows:

Increase (Decrease) in Net Assets from Operations
Net investment income	$2,436,614
Net realized and unrealized gain (loss) on investments	6,859,313
Net increase in net assets resulting from operations	$9,295,927

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Bond Fund’s statement of operations since the reorganization.

Common Stock Fund:

The shareholders of the Touchstone Focused Fund and Touchstone Large Cap Core Equity Fund, each a series of the Trust, approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Touchstone Focused Fund and Touchstone Large Cap Core Equity Fund to the Touchstone Common Stock Fund. The tax-free reorganization took place on July 12, 2019.

The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the reorganization.

	Before					After
	Reorganization					Reorganization
	Touchstone Focused		Touchstone Large Cap Core Equity		Touchstone Common Stock	Touchstone Common Stock
	Fund		Fund		Fund	Fund
Class SC
Shares	6,417,340	(A)	3,074,602	(B)	290	9,492,232
Net Assets	$55,517,187		$26,598,618		$2,513	$82,118,318
Net Asset Value	$8.65	(A)	$8.65	(B)	$8.65	$8.65
Class I
Shares	—		—		15,773,110	15,773,110
Net Assets	$—		$—		$136,460,429	$136,460,429
Net Asset Value	$—		$—		$8.65	$8.65
Fund Total
Shares Outstanding	6,417,340		3,074,602		15,773,400	25,265,342
Net Assets	$55,517,187		$26,598,618		$136,462,942	$218,578,747
Unrealized Appreciation (Depreciation)	$14,692,413		$4,598,155		$29,675,824	$48,966,392

(A) Reflects a 1:2.1932 stock split which occurred on the date of reorganization, July 12, 2019.

(B) Reflects a 1:1.6171 stock split which occurred on the date of reorganization, July 12, 2019.

61

Notes to Financial Statements (Continued)

Assuming the reorganization had been completed on January 1, 2019, the Common Stock Fund’s results of operations for the year ended December 31, 2019 would have been as follows:

Net investment income	$1,564,071
Net realized and unrealized gain (loss) on investments	51,051,830
Net increase in net assets from operations	$52,615,901

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Common Stock Fund’s statement of operations since the reorganization.

10. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events that necessitated recognition or disclosure in the Funds’ financial statements.

62

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Touchstone Variable Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Touchstone Variable Series Trust (the “Trust”) (comprising the Touchstone Balanced Fund, Touchstone Bond Fund, Touchstone Common Stock Fund, Touchstone Small Company Fund, Touchstone Aggressive ETF Fund, Touchstone Conservative ETF Fund and Touchstone Moderate ETF Fund (collectively referred to as the “Funds”)), including the portfolios of investments, as of December 31, 2019, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Touchstone Variable Series Trust at December 31, 2019, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising the Touchstone Variable Series Trust	Statement of Operations	Statements of changes in net assets	Financial Highlights
Touchstone Aggressive ETF Fund Touchstone Conservative ETF Fund Touchstone Moderate ETF Fund	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019	For each of the five years in the period ended December 31, 2019
Touchstone Balanced Fund Touchstone Bond Fund Touchstone Common Stock Fund Touchstone Small Company Fund	For the year ended 2019	For each of the two years in the period ended December 31, 2019	For each of the three years in the period ended December 31, 2019

The financial highlights of Touchstone Balanced Fund, Touchstone Bond Fund, Touchstone Common Stock Fund and Touchstone Small Company Fund for each of the two years in the period ended December 31, 2016 were audited by other auditors, whose report dated February 16, 2017 expressed an unqualified opinion on those financial highlights.

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Report of Independent Registered Public Accounting Firm (Continued)

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Touchstone Investments’ investment companies since 1999.

Cincinnati, Ohio

February 20, 2020

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Other Items (Unaudited)

Dividend Received Deduction

For corporate shareholders, the following ordinary distributions paid during the fiscal year ended December 31, 2019 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage.

Aggressive ETF Fund	55.87%
Conservative ETF Fund	19.88%
Moderate ETF Fund	34.91%
Balanced Fund	52.26%
Common Stock Fund	63.18%
Small Company Fund	62.04%

For the fiscal year ended December 31, 2019, the Funds designated long-term capital gains as follows:

Balanced Fund	$489,796
Common Stock Fund	$6,516,653
Small Company Fund	$6,266,072
Aggressive ETF Fund	$1,015,651
Conservative ETF Fund	$327,301
Moderate ETF Fund	$948,910

Proxy Voting Guidelines and Proxy Voting Records

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website at sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30, which will be filed by August 31 of that year is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.

Quarterly Portfolio Disclosure

Each Fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. The complete listing of each Fund’s portfolio holdings is available on the Commission’s website and will be made available to shareholders upon request by calling 1.800.543.0407.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 through December 31, 2019).

Actual Expenses

The first line for each share class of a Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the

65

Other Items (Unaudited) (Continued)

heading entitled “Expenses Paid During the six months ended December 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of a Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Expenses
	Net Expense	Beginning	Ending	Paid During
	Ratio	Account	Account	the Six Months
	Annualized	Value	Value	Ended
	December 31,	July 1,	December 31,	December 31,
	2019	2019	2019	2019*
Touchstone Balanced Fund - Class I
Actual	0.85%	$1,000.00	$1,076.30	$4.45
Hypothetical	0.85%	$1,000.00	$1,020.92	$4.33
Touchstone Bond Fund
Class SC(A)
Actual	0.77%	$1,000.00	$1,024.34	$3.69
Hypothetical	0.77%	$1,000.00	$1,021.32	$3.69
Class I
Actual	0.67%	$1,000.00	$1,024.30	$3.42
Hypothetical	0.67%	$1,000.00	$1,021.83	$3.41
Touchstone Common Stock Fund
Class SC(A)
Actual	0.93%	$1,000.00	$1,086.02	$4.60
Hypothetical	0.93%	$1,000.00	$1,020.52	$4.45
Class I
Actual	0.73%	$1,000.00	$1,109.10	$3.88
Hypothetical	0.73%	$1,000.00	$1,021.53	$3.72
Touchstone Small Company Fund - Class I
Actual	0.76%	$1,000.00	$1,056.60	$3.94
Hypothetical	0.76%	$1,000.00	$1,021.37	$3.87
Touchstone Aggressive ETF Fund - Class SC**
Actual	0.75%	$1,000.00	$1,073.80	$3.92
Hypothetical	0.75%	$1,000.00	$1,021.42	$3.82
Touchstone Conservative ETF Fund - Class SC**
Actual	0.75%	$1,000.00	$1,049.40	$3.87
Hypothetical	0.75%	$1,000.00	$1,021.42	$3.82
Touchstone Moderate ETF Fund - Class SC**
Actual	0.75%	$1,000.00	$1,061.20	$3.90
Hypothetical	0.75%	$1,000.00	$1,021.42	$3.82

(A) Represents the period from commencement of operations (July 12, 2019) through December 31, 2019. Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 173/365.

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

** The annualized expense ratio for the Fund does not include fees and expenses of the underlying funds in which the Fund invests.

Advisory and Sub-Advisory Agreement Approval Disclosure

At a meeting held on November 21, 2019, the Board of Trustees (the “Board” or “Trustees”) of the Touchstone Variable Series Trust (the “Trust”), and by a separate vote, the Independent Trustees of the Trust, approved the

66

Other Items (Unaudited) (Continued)

continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to each Fund of the Trust, and the continuance of the Sub-Advisory Agreement between the Advisor and each Fund’s respective Sub-Advisor.

In determining whether to approve the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreements, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Investment Advisory Agreement and each Sub-Advisory Agreement was in the best interests of the respective Funds and their shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and total expense ratios of comparable funds; (2) comparative performance information; (3) the Advisor’s and its affiliates’ revenues and costs of providing services to the Funds; and (4) information about the Advisor’s and Sub-Advisors’ personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Sub-Advisory Agreements with management and experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement with independent legal counsel in private sessions at which no representatives of management were present.

In approving the Funds’ Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing such services; (2) the Advisor’s compensation and profitability; (3) a comparison of fees and performance with comparable funds; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor’s compliance policies and procedures. The quality of administrative and other services, including the Advisor’s role in coordinating the activities of the Funds’ other service providers, was also considered. The Board also considered the Advisor’s relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest.

The Board discussed the Advisor’s effectiveness in monitoring the performance of each Sub-Advisor, including the one that was an affiliate of the Advisor, and the Advisor’s timeliness in responding to performance issues. The Board considered the Advisor’s process for monitoring each of the Sub-Advisors, which includes an examination of both qualitative and quantitative elements of the Sub-Advisor’s organization, personnel, procedures, investment discipline, infrastructure and performance. The Board considered that the Advisor conducts periodic compliance due diligence of each Sub-Advisor, during which the Advisor examines a wide variety of factors, such as the financial condition of the Sub-Advisor, the quality of the Sub-Advisor’s systems, the effectiveness of the Sub-Advisor’s disaster recovery programs, trade allocation and execution procedures, compliance with the Sub-Advisor’s policies and procedures, results of regulatory examinations and any other factors that might affect the quality of services that the Sub-Advisor provides to the applicable Fund(s). The Board noted that the Advisor’s compliance monitoring processes also include quarterly reviews of compliance certifications, and that any issues arising from such reports and the Advisor’s compliance visits to the Sub-Advisors are reported to the Board.

The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

67

Other Items (Unaudited) (Continued)

Advisor’s Compensation and Profitability. The Board took into consideration the financial condition and profitability of the Advisor and its affiliates (including the Sub-Advisor to certain of the Funds) and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor’s relationship with the Funds. The information considered by the Board included operating profit margin information for the Advisor’s business as a whole. The Board noted that the Advisor had waived a portion of advisory fees and administrative fees and/or reimbursed expenses in order to limit each Fund’s net operating expenses. The Board also noted that the Advisor pays the Sub-Advisors’ sub-advisory fees out of the advisory fees the Advisor receives from the Funds. The Board reviewed the profitability of the Advisor’s relationship with the Funds both before and after tax expenses, and also considered whether the Advisor has the financial wherewithal to continue to provide services to the Funds, noting the ongoing commitment of the Advisor’s parent company with respect to providing support and resources as needed. The Board also noted that the Advisor derives benefits to its reputation and other benefits from its association with the Funds. The Board also considered that affiliates of the Advisor may benefit from certain indirect tax benefits, including those relating to dividend received deductions.

The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor. Based upon their review, the Trustees concluded that the Advisor’s and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund’s respective peer group. The Board also considered, among other data, the Funds’ respective performance results during the six-month, twelve-month and thirty-six-month periods ended September 30, 2019 and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board also took into account current market conditions and their effect on the Funds’ performance.

The Board also considered the effect of each Fund’s growth and size on its performance and expenses. The Board noted that the Advisor had waived a portion of the fees and/or reimbursed expenses of certain Funds in order to reduce those Funds’ respective operating expenses to targeted levels. The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to each Fund were paid by the Advisor out of the advisory fees it receives from the Fund and considered the impact of such sub-advisory fees on the profitability of the Advisor. In reviewing the respective total expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided to the Funds by the Advisor and its affiliates.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:

Touchstone Aggressive ETF Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were at the median and below the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for the six- and thirty-six-month periods ended September 30, 2019 was in the 4th quintile of its peer group, while the Fund’s performance for the twelve-month period ended September 30, 2019 was in the 3rd quintile of its peer group. The Board noted management’s discussion of the Fund’s performance, including both its recent and long-term performance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

68

Other Items (Unaudited) (Continued)

Touchstone Balanced Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for the six- and twelve-month periods ended September 30, 2019 was in the 3rd quintile of its peer group, while the Fund’s performance for the thirty-six-month period ended September 30, 2019 was in the 2nd quintile of its peer group. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Bond Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for the six- and twelve-month periods ended September 30, 2019 was in the 2nd quintile of its peer group, while the Fund’s performance for the thirty-six-month period ended September 30, 2019 was in the 3rd quintile of its peer group. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Common Stock Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for the six-. twelve- and thirty-six-month periods ended September 30, 2019 was in the 5th quintile of its peer group. The Board noted management’s discussion of the Fund’s performance, including both its recent and long-term performance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Conservative ETF Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median and below the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for the six- and thirty-six-month periods ended September 30, 2019 was in the 4th quintile of its peer group, while the Fund’s performance for the twelve-month period ended September 30, 2019 was in the 3rd quintile of its peer group. The Board noted management’s discussion of the Fund’s performance, including both its recent and long-term performance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Moderate ETF Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median and below the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for the six- and thirty-six-month periods ended September 30, 2019 was in the 4th quintile of its peer group, while the Fund’s performance for the twelve-month period ended September 30, 2019 was in the 3rd quintile of its peer group. The Board noted management’s discussion of the Fund’s performance, including both its recent and long-term performance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar

69

Other Items (Unaudited) (Continued)

investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Small Company Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for the six-, twelve- and thirty-six-month periods ended September 30, 2019 was in the 5th quintile of its peer group. The Board noted management’s discussion of the Fund’s performance, including differences between the Fund’s investment strategy and those of other funds in its peer group. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Economies of Scale. The Board considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board took into account management’s discussion of the Funds’ advisory fee structure. The Board considered the effective advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increase. The Board noted that the advisory fee schedules for all but two of the Funds contain breakpoints that would reduce the respective advisory fee rate on assets above specified levels as the respective Fund’s assets increased and considered the necessity of adding breakpoints with respect to each Fund that did not currently have such breakpoints in its advisory fee schedule. The Board determined that adding breakpoints at specified levels to the advisory fee schedules of the Funds that currently did not have such breakpoints was not appropriate at that time. The Board also noted that if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Advisor by a Fund was reduced by the total sub-advisory fee paid by the Advisor to the Fund’s Sub-Advisor.

Conclusion. In considering the renewal of the Funds’ Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds’ Investment Advisory Agreement with the Advisor, among others: (a) the Advisor demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; and (d) each Fund’s advisory fee is reasonable in light of the services received by the Fund from the Advisor and the other factors considered. Based on their conclusions, the Trustees determined with respect to each Fund that continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

In approving the applicable Funds’ respective Sub-Advisory Agreements, the Board considered various factors with respect to each Fund and the applicable Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing such services; (2) the Sub-Advisor’s compensation; (3) a comparison of the sub-advisory fee and performance with comparable funds; and (4) the terms of the Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services provided by each Sub-Advisor, including information presented periodically throughout the previous year. The Board noted the affiliation of the Sub-Advisor to certain of the Funds with

70

Other Items (Unaudited) (Continued)

the Advisor, noting any potential conflicts of interest. The Board also noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Advisors to discuss their respective performance and investment processes and strategies. The Board considered each Sub-Advisor’s level of knowledge and investment style. The Board reviewed the experience and credentials of the applicable investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Board also noted each Sub-Advisor’s brokerage practices.

Sub-Advisor’s Compensation, Profitability and Economies of Scale. The Board also took into consideration the financial condition of each Sub-Advisor and any indirect benefits derived by each Sub-Advisor and its affiliates from the Sub-Advisor’s relationship with the Funds. In considering the profitability to each Sub-Advisor of its relationship with the Funds, the Board noted the undertaking of the Advisor to maintain expense limitations for the Funds and also noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the Advisor out of the advisory fees that it receives under the Investment Advisory Agreement and in addition, with respect to the unaffiliated Sub-Advisors, are negotiated at arm’s length. As a consequence, the profitability to each Sub-Advisor of its relationship with a Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Sub-Advisor’s management of the applicable Fund to be a substantial factor in its consideration, although the Board noted that the sub-advisory fee schedule for all but two of the Funds contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels as the applicable Fund’s assets increased.

Sub-Advisory Fees and Fund Performance. The Board considered that each Fund pays an advisory fee to the Advisor and that the Advisor pays the sub-advisory fee to the Sub-Advisor out of the advisory fee it receives from the respective Fund. The Board also compared the sub-advisory fees paid by the Advisor to fees charged by each Sub-Advisor to manage comparable institutional separate accounts, as applicable. The Board considered the amount retained by the Advisor and the sub-advisory fee paid to each Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board also noted that the Advisor negotiated the sub-advisory fee with each of the unaffiliated Sub-Advisors at arm’s length. The Board reviewed the sub-advisory fee for each Fund in relation to various comparative data, including the median and average sub-advisory fees of each Fund’s peer group, and considered the following information:

Touchstone Aggressive ETF Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Balanced Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Bond Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Common Stock Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Conservative ETF Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

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Other Items (Unaudited) (Continued)

Touchstone Moderate ETF Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Small Company Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

As noted above, the Board considered each Fund’s performance during the six-month, twelve-month and thirty-six-month periods ended September 30, 2019 as compared to each Fund’s peer group and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Sub-Advisor. The Board was mindful of the Advisor’s ongoing monitoring of each Sub-Advisor’s performance and the measures undertaken by the Advisor to address any underperformance.

Conclusion. In considering the renewal of the Sub-Advisory Agreement with respect to each applicable Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others: (a) the Sub-Advisor is qualified to manage each Fund’s assets in accordance with the Fund’s investment goals and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; (d) each Fund’s sub-advisory fee is reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered; and (e) the Sub-Advisor’s investment strategies are appropriate for pursuing the investment goals of each Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to each applicable Fund was in the best interests of the Fund and its shareholders.

72

Management of the Trust (Unaudited)

Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com.

Interested Trustee[1]:

				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Year of Birth	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President, Director and CEO of IFS Financial Services, Inc. (a holding company) since 1999; and Senior Vice President and Chief Marketing Officer of Western & Southern Financial Group, Inc. (a financial services company) since 2016.	40	Director, Integrity Life Insurance Co. and National Integrity Life Insurance Co. since 2005; Director, Touchstone Securities (the Distributor) since 1999; Director, Touchstone Advisors (the Advisor) since 1999; Director, W&S Brokerage Services, Inc. since 1999; Director, W&S Financial Group Distributors, Inc. since 1999; Director, Insurance Profillment Solutions LLC since 2014; Director, Columbus Life Insurance Co. since 2016; Director, The Lafayette Life Insurance Co. since 2016; Director, Gerber Life Insurance Company since 2019; Director, Western & Southern Agency, Inc. since 2018; and Director, LL Global, Inc. (not-for-profit trade organization with operating divisions LIMRA and LOMA) since 2016.
Independent Trustees:
Karen Carnahan c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2019	Treasurer of Clinical Supply Company (a dental supply company) since 1994; formerly Chief Operating Officer of Shred-it (a business services company) from 2014 to 2015.	40	Director, Cintas Corporation since 2019; Director, Boys & Girls Club of West Chester/Liberty since 2016; and Board of Advisors, Best Upon Request since 2020.
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and CEO of Cox Financial Corp. (a financial services company) since 1971.	40	Director, Cincinnati Bell from 1994 to 2019; Director, Bethesda Inc. (hospital) since 2005; Director, Timken Co. (manufacturing) from 2004 to 2014; Director, TimkenSteel from 2014 to 2019; Director, Diebold, Inc. (technology solutions) since 2004; and Director, Ohio Business Alliance for Higher Education and the Economy since 2005.

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Management of the Trust (Unaudited) (Continued)

Independent Trustees (Continued):

				Number
				of Funds
				Overseen
		Term of		in the
Name	Position	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Year of Birth	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer of Cintas Corporation (a business services company) from 1995 to 2015.	40	None.
Susan J. Hickenlooper, CFA c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2013	Retired from investment management.	40	Trustee, Episcopal Diocese of Southern Ohio from 2014 to 2018.
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Vice President of Portfolio Management at Soin LLC (private multinational holding company and family office) from 2004 to 2020.	40	Director, SaverSystems, Inc. since 2015; Director, Buckeye EcoCare, Inc. from 2013 to 2018; Director, Turner Property Services Group, Inc. since 2017; Trustee, Dayton Region New Market Fund, LLC (private fund) since 2010; and Trustee, Entrepreneurs Center, Inc. (business incubator) since 2006.
William H. Zimmer III c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1953	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2019	Independent Treasury Consultant since 2014.	40	Director, Deaconess Associations, Inc. (healthcare) since 2001; Trustee, Huntington Funds (mutual funds) from 2006 to 2015; and Director, National Association of Corporate Treasurers from 2011 to 2015.

[1]	Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

[2]	As of December 31, 2019, the Touchstone Fund Complex consists of 7 variable annuity series of the Trust, 13 series of Touchstone Funds Group Trust, 19 series of Touchstone Strategic Trust, and 1 series of Touchstone Institutional Funds Trust.

[3]	Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, and Touchstone Strategic Trust.

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Management of the Trust (Unaudited) (Continued)

Principal Officers:

Name	Position(s)
Address	Held with	Term of Office and	Principal Occupation(s)
Year of Birth	Trust[1]	Length of Time Served	During Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	President and Trustee	Until resignation, removal or disqualification President since 2006	See biography above.
Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer, and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).
Meredyth A. Whitford Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202 Year of Birth: 1981	Secretary	Until resignation, removal or disqualification Secretary since 2018	Counsel - Securities/Mutual Funds of Western & Southern Financial Group (2015 to present); Associate at Morgan Lewis & Bockius LLP (law firm) (2014 to 2015); Associate at Bingham McCutchen LLP (law firm) (2008 to 2014).

[1]	Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, and Touchstone Strategic Trust.

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78

PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

79

TSF-1006-TVST-AR-1912

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. William Gale is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Variable Series Trust totaled $125,800 and $168,000 for the fiscal years ending December 31, 2019 and December 31, 2018, respectively, including fees associated with the annual audits and filings of Form N-1A and Form N-CEN.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $10,000 and $10,500 for the fiscal years ended December 31, 2019 and December 31, 2018, respectively. The fees for 2019 relate to filings on Form N-14. The fees for 2018 relate to additional audit procedures and review of predecessor auditor work papers.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $34,180 and $32,900 for the fiscal years ended December 31, 2019 and December 31, 2018, respectively. The fees relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $5,584 and $1,493 for the fiscal years ended December 31, 2019 and December 31, 2018, respectively. The fees relate to the PFIC analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Variable Series Trust and certain entities*, totaled approximately $731,002 and $849,416 for the fiscal years ended December 31, 2019 and December 31, 2018, respectively.

* These include the advisors (excluding non-affiliated sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds).

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, and any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Touchstone Variable Series Trust

By (Signature and Title)*   /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date February 28, 2020

By (Signature and Title)*   /s/ Terrie A. Wiedenheft

Terrie A. Wiedenheft, Controller and Treasurer

(principal financial officer)

Date February 28, 2020

* Print the name and title of each signing officer under his or her signature.